UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-07443

Name of Registrant:	Vanguard Whitehall Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2005 - October 31, 2006

Item 1:	Reports to Shareholders

Vanguard® Selected Value Fund

> Annual Report

October 31, 2006

>	For the fiscal year ended October 31, 2006, Vanguard Selected Value Fund returned 19.4%, outperforming the returns of its average competitor, but trailing its benchmark by a small margin.

>	As measured by the Dow Jones Wilshire 5000 Composite Index, the broad stock market returned 16.6% for the 12 months. Once again, value stocks outpaced growth issues for the period.

>	Several of the fund’s top-ten holdings had impressive returns for the year, boosting the fund’s overall performance.
Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisors’ Report	6
Fund Profile	9
Performance Summary	10
Financial Statements	12
Your Fund’s After-Tax Returns	22
About Your Fund’s Expenses	23
Glossary	25

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2006
Total
Returns
Vanguard Selected Value Fund	19.4%
Russell Midcap Value Index	20.5
Average Mid-Cap Value Fund[1]	16.8
Dow Jones Wilshire 5000 Index	16.6

Your Fund’s Performance at a Glance
October 31, 2005–October 31, 2006
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Selected Value Fund	$18.99	$21.38	$0.290	$0.850

1  Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

For the 2006 fiscal year, Vanguard Selected Value Fund returned 19.4%, besting both the average return of its peers and the broad stock market, but trailing the performance of its benchmark by about 1 percentage point. During the 12 months, the market favored value-oriented stocks over growth-oriented issues, and small- and mid-capitalization stocks outperformed large-cap equities—both circumstances that worked to the advantage of your fund.

The fund held large positions in the financials, consumer discretionary, and health care sectors throughout the year, but underperformed the index in each of those sectors. The fund’s exposure to a number of strongly performing stocks in other sectors such as industrials, consumer staples, and energy helped to boost performance.

Stocks produced fitful rallies and familiar patterns

U.S. stock prices advanced in fits and starts during the past 12 months, reflecting the uncertainty that pervaded the market for much of the period. The broad market rallied at the start of the fiscal year, buoyed by strong corporate earnings growth and vigorous economic expansion. In mid-May, as investors responded to increasingly pungent whiffs of inflation, anxiety moved to the fore, and market indexes pulled back sharply. In late

2

summer, optimism regained the upper hand. The broad market staged a powerful rally to post a 12-month return of 16.6%.

As has been the case for much of the past five years, smaller-cap stocks outperformed large-caps, and value stocks bested their growth-stock counterparts. International stocks were especially strong performers; European and emerging-markets equities led the way.

Fed rate hikes and inflation concerns drove bonds

The fixed income markets reflected some of these same uncertainties, with the back-and-forth pattern most pronounced among the longest-maturity bonds. The Federal Reserve Board tightened monetary policy by raising its target for the federal funds rate six times during the fiscal year, to 5.25%, and the yields of short-term issues followed closely behind. The yields of longer-term securities, by contrast, dipped early in the year, rose sharply on inflation worries in May, then finished the period a bit above their starting point. The broad taxable bond market returned 5.2%. Corporate bonds generally outperformed government issues. Municipal bonds did better still.

Your fund’s major holdings produced healthy returns

From the standpoint of investment style, Vanguard Selected Value Fund occupied the market’s sweet spot during fiscal 2006. As a fund focused on stocks of mid-sized companies that the advisors consider to be undervalued, the market’s emphasis on smaller-sized “underdogs” was a good fit for the fund.

Market Barometer
	Average Annual Total Returns
	Periods Ended October 31, 2006
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	16.0%	11.9%	7.9%
Russell 2000 Index (Small-caps)	20.0	14.5	13.8
Dow Jones Wilshire 5000 Index (Entire market)	16.6	12.4	8.9
MSCI All Country World Index ex USA (International)	28.9	23.0	16.7

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	5.2%	3.9%	4.5%
Lehman Municipal Bond Index	5.7	4.8	5.1
Citigroup 3-Month Treasury Bill Index	4.5	2.8	2.3

CPI
Consumer Price Index	1.3%	2.9%	2.6%

3

Although the fund held large positions in the financials, consumer discretionary, and health care sectors, the advisors’ stock selections in these sectors underperformed the index. However, favorable stock selection in a number of other, smaller sectors—including industrials, consumer staples, and energy—bolstered these subpar returns with sharp gains.

During a period when financial stocks produced robust returns, the fund paid a penalty for its below-benchmark exposure to the sector. And with no exposure to the telecommunication services sector, the fund also missed out on this sector’s performance.

On the other hand, several of the fund’s top-ten holdings had a stellar 12 months. Reynolds American (+56%) and Carolina Group (+46%) are just two examples of major holdings that produced impressive gains.

The fund’s long-term record has improved

Through its first ten years, the Selected Value Fund has generated an average annual return of 10.7%. Although the fund has outpaced the returns of the broad stock market during the decade, it trails its benchmark and the average return of its competitors.

Expense Ratios[1]
Your fund compared with its peer group
		Average
		Mid-Cap
	Fund	Value Fund
Selected Value Fund	0.45%	1.46%

Total Returns
Ten Years Ended October 31, 2006
	Average	Final Value of a $25,000
	Annual Return	Initial Investment
Selected Value Fund	10.7%	$68,972
Russell Midcap Value Index	13.8	91,208
Average Mid-Cap Value Fund	12.6	82,219
Dow Jones Wilshire 5000 Index	8.9	58,488

1  Fund expense ratio reflects the 12 months ended October 31, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

4

An investment of $25,000 made in the Selected Value Fund ten years ago would have grown to $68,972 by October 31, 2006. The table on page 4 shows how the same investments in the fund’s comparative measures would have fared. Relative to those standards, the fund’s long-term underperformance is largely due to subpar returns during its first few years. Since then, the Selected Value Fund has been steadily gaining ground. Given the depth of experience and knowledge of the fund’s advisors, we remain optimistic about the fund’s performance prospects in the years ahead.

Diversification and a long-term perspective are important

A disciplined, bargain-hunting philosophy is at the heart of the advisors’ strategy for Vanguard Selected Value Fund. Central to this approach is the search for companies trading at prices that do not reflect their true value.

The Selected Value Fund has logged an impressive record in the past few years. Prior to that, the fund lagged its peers and the broad stock market. As an investor in the fund, you likely recognize that stretches of good performance can follow times of poor returns, so keeping a long-term view is critical.

As we have counseled investors through the years, sticking with a carefully considered, balanced portfolio of stock, bond, and money market mutual funds suited to your unique circumstances can be key to your long-term investing success. By providing you with exposure to mid-cap value stocks, the Selected Value Fund can play an important role in such a diversified portfolio.

Thank you for investing your assets with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

November 10, 2006

5

Advisors’ Report

During the fiscal year ended October 31, 2006, Vanguard Selected Value Fund returned 19.4%. This performance reflected the combined efforts of your fund’s two independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification.

The advisors, the amount and percentage of fund assets each manages, and a brief description of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how their portfolio positioning reflects this assessment.

Barrow, Hanley, Mewhinney & Strauss, Inc.

Portfolio Managers:

James P. Barrow, Founding Partner

Mark Giambrone, Principal

The last 12 months have been an extremely robust period for both Vanguard Selected Value Fund and the market overall. Over this period, we lagged the benchmark but posted solid results. Some of the areas currently leading the market appear to be the least attractive (most expensive), and we are well-positioned for when more rational approaches to valuation return.

Vanguard Selected Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Barrow, Hanley, Mewhinney &	80	$3,466	Conducts fundamental research on
Strauss, Inc.			individual stocks exhibiting traditional
			value characteristics:price/earnings
			and price/book ratios below the market
			average and dividend yields above the
			market average.
Donald Smith & Co., Inc.	16	695	Conducts fundamental research on the
			lowest price-to-tangible-book- value
			companies.Research focuses on
			underlying quality of book value and
			assets, and on long-term earnings
			potential.
Cash Investments[1]	4	165	—

1  These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

6

At the fiscal year-end, we were underweight versus the benchmark in the financials, materials, and utilities sectors. Certain segments of financials (specificially, REITs and brokerages) that make up a meaningful portion of the benchmark have performed well, but we now see them as extremely unattractive. Utilities have also had a nice run, but as their valuations approach historically high levels, we view our underweighting as prudent. Lastly, due to a strong move in commodity prices, materials stocks have performed admirably; but we believe that the majority of the upward move in prices is now behind us.

As of October 31, we had significant overweightings relative to the benchmark in both the health care and consumer discretionary sectors. Our allocations to these areas hurt the fund’s performance over the last several months, but over a longer time frame, we believe these groups will represent tremendous value. Our overexposure to consumer discretionary does not ignore investors’ current concerns about housing or consumer spending, but does try to take advantage of the fact that the market is overly wary of some very good businesses with little or limited housing exposure, like Advance Auto Parts, Family Dollar Stores, Royal Caribbean Cruises, and Mattel.

We continue to find businesses with tremendous upside potential and over-looked value, and we are fortunate that three of those were acquired recently by other companies in this period for substantial premiums: GTECH Holdings, American Power Conversion, and WellChoice.

Donald Smith & Co., Inc.

Portfolio Managers:

Donald G. Smith, Chief Investment Officer

Richard L. Greenberg, CFA,

Senior Vice President

The portfolio as of October 31, 2006, met our criteria of owning a high concentration of low price-to-tangible-book-value stocks with attractive long-term earnings potential. As of the fiscal year-end, the portfolio was selling at 115% of tangible book value, 37% of revenues, and 10x “normalized” earnings. In contrast, the Standard & Poor’s 500 Index was selling at close to 500% of tangible book value, 160% of revenues, and 18x normalized earnings.

The portfolio’s largest industry weighting as of October 31 was insurance (20.7%), followed by technology (19.3%), utilities (13.6%), airlines (12.5%), paper products (10.1%), retail (8.3%), shipping (3.0%), auto parts (2.0%), and savings and loans (0.7%).

7

Energy stocks, the big market winners over the past two years, continued to be notable for their absence. Until recently, they sold at very high valuations that do not meet our strict investment criteria.

Many of the portfolio’s stocks would directly benefit from lower oil prices (airlines, auto parts, retailers). The prices of our tech stocks have historically been inversely related to the price of oil stocks, though tech companies are not direct beneficiaries of lower oil prices. As of October 31, the tech stocks we purchased for our portion of the Selected Value Fund were down substantially from their highs, were profitable or at least close to breaking even in cash, and had healthy balance sheets. The portfolio’s two insurance companies were selling at about book value, with price/earnings ratios of 10x–12x.

We added four new names to the portfolio over the last year: two semiconductor companies selling below book value (Spansion and Semiconductor Manufacturing International), one utility (Pinnacle West Capital), and one tanker company (Overseas Shipholding Group). We also added to a number of the existing positions. Three names were deleted from the portfolio, all at substantial gains: La Quinta Corp. REIT, Micron Technology, and U.S. Steel.

8

Fund Profile

As of October 31, 2006

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	58	481	4,956
Median Market Cap	$4.8B	$7.6B	$28.7B
Price/Earnings Ratio	19.8x	17.8x	17.7x
Price/Book Ratio	2.0x	2.0x	2.6x
Yield	1.8%	2.0%	1.6%
Return on Equity	11.9%	13.2%	15.4%
Earnings Growth Rate	16.0%	11.9%	15.5%
Foreign Holdings	6.5%	0.0%	1.1%
Turnover Rate	37%	—	—
Expense Ratio	0.45%	—	—
Short-Term Reserves	4%	—	—

Sector Diversification (% of portfolio)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	20%	13%	12%
Consumer Staples	7	7	9
Energy	4	4	9
Financials	23	33	22
Health Care	12	4	12
Industrials	11	8	11
Information Technology	7	8	16
Materials	2	6	3
Telecommunication
Services	0	2	3
Utilities	10	15	3
Short-Term Reserves	4%	—	—

Volatility Measures[3]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.76	0.76
Beta	0.82	0.92

Ten Largest Holdings[4] (% of portfolio)

Tech Data Corp.	technology
	distributors	3.3%
Pinnacle West
Capital Corp.	electric utilities	3.1
American Power	electrical
Conversion Corp.	components
	and equipment	2.9
Carolina Group	tobacco	2.9
Advance Auto Parts, Inc.	automotive retail	2.6
Sherwin-Williams Co.	home improvement
	retail	2.6
Whirlpool Corp.	household
	appliances	2.5
Reynolds American Inc.	tobacco	2.5
Xcel Energy, Inc.	multi-utilities	2.4
Willis Group Holdings Ltd.	insurance brokers	2.3
Top Ten		27.1%

Investment Focus

1	Russell Midcap Value Index.
2	Dow Jones Wilshire 5000 Index.
3	For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 25.
4	“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

9

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 1996–October 31, 2006

Initial Investment of $25,000

	Average Annual Total Returns			Final Value
	Periods Ended October 31, 2006			of a $25,000
	One Year	Five Years	Ten Years	Investment
Selected Value Fund[1]	19.38%	14.94%	10.68%	$68,972
Dow Jones Wilshire 5000 Index	16.61	8.89	8.87	58,488
Russell Midcap Value Index	20.51	17.43	13.82	91,208
Average Mid-Cap Value Fund[2]	16.81	14.62	12.64	82,219

1   Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee assessed until March 23, 2005, on shares purchased on or after August 7, 2001, and held for less than five years.

2   Derived from data provided by Lipper Inc.

10

Fiscal-Year Total Returns (%): October 31, 1996–October 31, 2006

Average Annual Total Returns: Periods Ended September 30, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Selected Value Fund[1]	2/15/1996	12.01%	14.11%	10.53%

1  Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee assessed until March 23, 2005, on shares purchased on or after August 7, 2001, and held for less than five years.

Note: See Financial Highlights table on page 16 for dividend and capital gains information.

11

Financial Statements

Statement of Net Assets

As of October 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (92.2%)[1]
Consumer Discretionary (20.1%)
Advance Auto Parts, Inc.	3,202,800	112,162
Sherwin-Williams Co.	1,884,200	111,601
Whirlpool Corp.	1,258,300	109,384
Royal Caribbean
Cruises, Ltd.	2,307,800	93,466
Family Dollar Stores, Inc.	3,059,100	90,091
The Stanley Works	1,861,900	88,720
[2] ^Winnebago Industries, Inc.	1,847,300	61,497
Dillard’s Inc.	1,915,000	57,776
Genuine Parts Co.	1,170,800	53,295
Mattel, Inc.	1,951,500	44,162
Service Corp. International	3,525,600	32,153
Magna International, Inc.
Class A	120,000	8,976
Dana Corp.	2,976,400	4,837
		868,120
Consumer Staples (6.5%)
Carolina Group	2,158,100	124,781
^Reynolds American Inc.	1,721,600	108,736
UST, Inc.	923,400	49,457
		282,974
Energy (3.7%)
Marathon Oil Corp.	604,900	52,263
El Paso Corp.	3,182,700	43,603
Murphy Oil Corp.	904,800	42,670
Overseas Shipholding
Group Inc.	332,900	20,823
		159,359
Financials (21.8%)
Commercial Banks (2.0%)
The South Financial
Group, Inc.	3,235,900	85,848
Consumer Finance (1.8%)
^The First
Marblehead Corp.	1,124,200	75,827
Insurance (9.0%)

Willis Group Holdings Ltd.	2,662,600	101,259
Axis Capital Holdings Ltd.	2,481,900	81,530
XL Capital Ltd. Class A	896,400	63,241
*CNA Financial Corp.	1,687,200	63,186
UnumProvident Corp.	2,929,700	57,949
American Financial
Group, Inc.	269,200	12,884
American National
Insurance Co.	84,200	9,767

Real Estate Investment Trusts (3.6%)
American Financial
Realty Trust REIT	5,893,800	68,781
First Industrial
Realty Trust REIT	1,192,300	54,810
Annaly Mortgage
Management Inc. REIT	2,580,000	33,850

Thrifts & Mortgage Finance (5.4%)
People’s Bank	2,262,775	92,095
Radian Group, Inc.	1,555,200	82,892
New York Community
Bancorp, Inc.	3,382,100	55,297
Hudson City Bancorp, Inc.	330,000	4,531
		943,747
Health Care (11.2%)
Hillenbrand Industries, Inc.	1,703,375	99,954
*Coventry Health Care Inc.	1,987,000	93,290
*Triad Hospitals, Inc.	2,483,000	91,945
*^HealthSouth Corp.	2,989,700	72,500
Omnicare, Inc.	1,855,900	70,302
Valeant Pharmaceuticals
International	2,958,400	55,263
		483,254
Industrials (10.6%)
American Power
Conversion Corp.	4,154,500	125,591
Goodrich Corp.	2,083,200	91,848

12

			Market
			Value•
		Shares	($000)
	Ryder System, Inc.	1,659,900	87,394
	Air France KLM ADR	2,441,700	87,120
	ITT Industries, Inc.	1,221,900	66,459
			458,412
Information Technology (6.9%)
*[2]	Tech Data Corp.	3,670,509	144,435
*	Solectron Corp.	19,324,700	64,545
	MasterCard, Inc. Class A	828,700	61,407
	* ^Spansion Inc. Class A	1,082,500	15,436
	* ^Semiconductor
	Manufacturing
	International Corp. ADR	2,479,200	14,280
			300,103
	Materials (1.6%)
	* ^Domtar Inc.	10,743,200	70,368

	Utilities (9.8%)
	Pinnacle West
	Capital Corp.	2,836,800	135,627
	Xcel Energy, Inc.	4,798,100	105,894
	MDU Resources
	Group, Inc.	3,032,400	77,872
*	Reliant Energy, Inc.	4,096,200	51,940
	CenterPoint Energy Inc.	3,329,800	51,545
			422,878
	Total Common Stocks
	(Cost $3,219,150)		3,989,215
Temporary Cash Investments (9.9%)[1]
	Money Market Fund (9.7%)
3	Vanguard Market
	Liquidity Fund, 5.289%	337,238,127	337,238
3	Vanguard Market
	Liquidity Fund,
	5.289%—Note G	81,001,300	81,001
			418,239
	U.S. Agency Obligation (0.2%)
	4 Federal Home Loan
	Mortgage Corp.
	5 5.150%, 12/26/06	8,000	7,938
Total Temporary Cash Investments
	(Cost $426,177)	426,177
	Total Investments (102.1%)
	(Cost $3,645,327)	4,415,392
Other Assets and Liabilities (–2.1%)
	Other Assets—Note C	12,555
	Liabilities—Note G	(101,704)
		(89,149)
	Net Assets (100%)
Applicable to 202,375,695 outstanding $.001
par value shares of beneficial interest
	(unlimited authorization)	4,326,243

Net Asset Value Per Share	$21.38

At October 31, 2006, net assets consisted of:[6]
	Amount	Per
	($000)	Share
Paid-in Capital	3,296,932	$16.29
Undistributed Net
Investment Income	44,653.22
Accumulated Net
Realized Gains	209,200	1.03
Unrealized Appreciation
Investment Securities	770,065	3.81
Futures Contracts	5,393.03
Net Assets	4,326,243	$21.38

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.

1  The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 96.0% and 6.1%, respectively, of net assets. See Note E in Notes to Financial Statements.

2  Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. See Note I in Notes to Financial Statements.

3  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4  The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

5	Securities with a value of $7,938,000 have been segregated as initial margin for open futures contracts.
6	See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

REIT—Real Estate Investment Trust.

13

Statement of Operations

Year Ended
October 31, 2006
($000)
Investment Income
Income
Dividends[1]	71,962
Interest[1]	12,895
Security Lending	1,831
Total Income	86,688
Expenses
Investment Advisory Fees—Note B
Basic Fee	9,076
Performance Adjustment	(2,010)
The Vanguard Group—Note C
Management and Administrative	9,640
Marketing and Distribution	967
Custodian Fees	55
Auditing Fees	23
Shareholders’ Reports	85
Trustees’ Fees and Expenses	4
Total Expenses	17,840
Expenses Paid Indirectly—Note D	(531)
Net Expenses	17,309
Net Investment Income	69,379
Realized Net Gain (Loss)
Investment Securities Sold[1]	230,653
Futures Contracts	1,924
Realized Net Gain (Loss)	232,577
Change in Unrealized Appreciation (Depreciation)
Investment Securities	394,215
Futures Contracts	6,617
Change in Unrealized Appreciation (Depreciation)	400,832
Net Increase (Decrease) in Net Assets Resulting from Operations	702,788

1  Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $771,000, $12,542,000, and ($1,802,000), respectively.

14

Statement of Changes in Net Assets

	Year Ended October 31,
	2006	2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	69,379	53,516
Realized Net Gain (Loss)	232,577	218,323
Change in Unrealized Appreciation (Depreciation)	400,832	31,014
Net Increase (Decrease) in Net Assets Resulting from Operations	702,788	302,853
Distributions
Net Investment Income	(57,290)	(32,156)
Realized Capital Gain[1]	(167,917)	—
Total Distributions	(225,207)	(32,156)
Capital Share Transactions—Note H
Issued	838,408	1,772,470
Issued in Lieu of Cash Distributions	197,996	27,953
Redeemed[2]	(894,260)	(289,111)
Net Increase (Decrease) from Capital Share Transactions	142,144	1,511,312
Total Increase (Decrease)	619,725	1,782,009
Net Assets
Beginning of Period	3,706,518	1,924,509
End of Period[3]	4,326,243	3,706,518

1  Includes fiscal 2006 and 2005 short-term gain distributions totaling $48,400,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2  Net of redemption fees of $1,774,000 and $985,000.

3  Net Assets—End of Period includes undistributed net investment income of $44,653,000 and $39,642,000.

15

Financial Highlights

	Year Ended October 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$18.99	$16.76	$14.10	$11.27	$12.07
Investment Operations
Net Investment Income	.35	.30	.26	.25	.21
Net Realized and Unrealized Gain (Loss)
on Investments[1]	3.18	2.19	2.66	2.82	(.84)
Total from Investment Operations	3.53	2.49	2.92	3.07	(.63)
Distributions
Dividends from Net Investment Income	(.29)	(.26)	(.26)	(.24)	(.17)
Distributions from Realized Capital Gains	(.85)	—	—	—	—
Total Distributions	(1.14)	(.26)	(.26)	(.24)	(.17)
Net Asset Value, End of Period	$21.38	$18.99	$16.76	$14.10	$11.27

Total Return[2]	19.38%	14.96%	20.94%	27.74%	–5.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,326	$3,707	$1,925	$1,265	$1,058
Ratio of Total Expenses to
Average Net Assets[3]	0.45%	0.51%	0.60%	0.78%	0.74%
Ratio of Net Investment Income to
Average Net Assets	1.75%	1.81%	1.78%	2.05%	1.63%
Portfolio Turnover Rate	37%	28%	35%	40%	50%

1  Includes increases from redemption fees of $.01, $.01, $.01, $.01, and $.01.

2  Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee assessed until March 23, 2005, on shares purchased on or after August 7, 2001, and held for less than five years.

3  Includes performance-based investment advisory fee increases (decreases) of (0.05%), (0.02%), 0.01%, 0.11%, and 0.06%. See accompanying Notes, which are an integral part of the Financial Statements.

16

Notes to Financial Statements

Vanguard Selected Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Whitehall Funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

17

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. Barrow, Hanley, Mewhinney & Strauss, Inc. and Donald Smith & Co., Inc. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for Barrow, Hanley, Mewhinney & Strauss, Inc. is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell Midcap Value Index. The basic fee for Donald Smith & Co., Inc is subject to quarterly adjustments based on performance since July 31, 2005, relative to the MSCI Investable Market 2500 Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended October 31, 2006, the aggregate investment advisory fee represented an effective annual basic rate of 0.23% of the fund’s average net assets before a decrease of $2,010,000 (0.05%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2006, the fund had contributed capital of $431,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.43% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2006, these arrangements reduced the fund’s management and administrative expenses by $489,000 and custodian fees by $42,000. The total expense reduction represented an effective annual rate of 0.01% of the fund’s average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $7,078,000 from undistributed net investment income, and $24,207,000 from accumulated net realized gains, to paid-in capital.

18

For tax purposes, at October 31, 2006, the fund had $73,544,000 of ordinary income and $189,613,000 of long-term capital gains available for distribution.

At October 31, 2006, the cost of investment securities for tax purposes was $3,645,327,000. Net unrealized appreciation of investment securities for tax purposes was $770,065,000, consisting of unrealized gains of $844,459,000 on securities that had risen in value since their purchase and $74,394,000 in unrealized losses on securities that had fallen in value since their purchase.

At October 31, 2006, the aggregate settlement value of open futures contracts expiring in December 2006 and the related unrealized appreciation (depreciation) were:

		($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
S&P 500 Index	264	91,291	4,181
E-mini S&P 500 Index	1,064	73,586	1,212

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the year ended October 31, 2006, the fund purchased $1,388,864,000 of investment securities and sold $1,543,340,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker-dealers at October 31, 2006, was $74,503,000, for which the fund received cash collateral of $81,001,000.

H. Capital shares issued and redeemed were:

	Year Ended October 31,
	2006	2005
	Shares	Shares
	(000)	(000)
Issued	42,799	94,115
Issued in Lieu of Cash Distributions	10,487	1,569
Redeemed	(46,100)	(15,288)
Net Increase (Decrease) in Shares Outstanding	7,186	80,396

19

I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Oct. 31, 2005		Proceeds from		Oct. 31, 2006
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Domtar Inc.	50,215	—	8,080	—	n/a1
Tech Data Corp.	114,675	20,815	8,466	—	144,435
Winnebago Industries, Inc.	64,671	—	10,005	771	61,497
	229,561			771	205,932

J. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning November 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

1  At October 31, 2006, the security is still held but the issuer is no longer an affiliated company of the fund.

20

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Whitehall Funds and the Shareholders of Vanguard Selected Value Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Selected Value Fund (the “Fund”) at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and broker, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 11, 2006

Special 2006 tax information (unaudited) for Vanguard Selected Value Fund

This information for the fiscal year ended October 31, 2006, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $140,925,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $56,791,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 56.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

21

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2006. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Selected Value Fund[1]
Periods Ended October 31, 2006
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	19.38%	14.94%	10.68%
Returns After Taxes on Distributions	18.07	14.28	9.88
Returns After Taxes on Distributions and Sale of Fund Shares	13.44	12.79	9.02

1  Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee assessed until March 23, 2005, on shares purchased on or after August 7, 2001, and held for less than five years.

22

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended October 31, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Selected Value Fund	4/30/2006	10/31/2006	Period[1]
Based on Actual Fund Return	$1,000.00	$1,085.28	$2.37
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.94	2.29

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only; they do not include your fund’s low-balance fee or the 1% fee assessed on redemptions of shares held for less than one year. These fees are fully described in the prospectus. If the fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

1  The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.45%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six month period, then divided by the number of days in the most recent 12-month period.

23

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

24

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

25

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group.
Chief Executive Officer
144 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
144 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 2001[2]	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
144 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005;
Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
144 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the
University Center for Human Values (1990–2004), Princeton University; Director of Carnegie
Corporation of New York since 2005 and of Schuylkill River Development Corporation and
Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer since 2006, Vice President and Chief Information Officer
144 Vanguard Funds Overseen	(1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean, Director of Faculty
144 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment Committee of
HighVista Strategies LLC (private investment firm) since 2005; Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates
(1985–2004), Genbel Securities Limited (South African financial services firm)
(1999–2003), Gensec Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and Stockback, Inc. (credit card firm) (2000–2002).
Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
144 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines),
144 Vanguard Funds Overseen	MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director since 2006,
Secretary since July 2005	General Counsel since 2005, and Secretary of The Vanguard Group, Inc., and of each
144 Vanguard Funds Overseen	of the investment companies served by The Vanguard Group since 2005; Principal of
The Vanguard Group (1997–2006).

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
144 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard™>www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, and the ship
logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	All other marks are the exclusive property of their
respective owners.
Text Telephone > 800-952-3335
All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
This material may be used in conjunction	guidelines by visiting our website, www.vanguard.com,
with the offering of shares of any Vanguard	and searching for “proxy voting guidelines,” or by calling
fund only if preceded or accompanied by	Vanguard at 800-662-2739. They are also available from
the fund’s current prospectus.	the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q9340 122006

Vanguard® Mid-Cap Growth Fund

> Annual Report

October 31, 2006

>	For the fiscal year ended October 31, 2006, Vanguard Mid-Cap Growth
Fund returned 15.4%, besting the performance of its benchmark and the average return of peer funds.

>	As of June 8, 2006, the fund’s assets were reallocated equally between two investment advisors: Chartwell Investment Partners, L.P., and
William Blair &Company, L.L.C.

>	As measured by the Dow Jones Wilshire 5000 Composite Index, the broad stock market returned 16.6% for the 12-month period. Once again, growth stocks were outpaced by value issues.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisors’ Report	6
Fund Profile	9
Performance Summary	10
Financial Statements	12
Your Fund’s After-Tax Returns	22
About Your Fund’s Expenses	23
Trustees Approve Advisory Agreement	25
Glossary	26

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2006
Total
Returns
Vanguard Mid-Cap Growth Fund	15.4%
Russell Midcap Growth Index	14.5
Average Mid-Cap Growth Fund[1]	11.5
Dow Jones Wilshire 5000 Index	16.6

Your Fund’s Performance at a Glance
October 31, 2005–October 31, 2006
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Mid-Cap Growth Fund	$16.58	$19.12	$0.005	$0.000

1	Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

Vanguard Mid-Cap Growth Fund returned 15.4% for the 12 months ended October 31, 2006. Your fund bested the return of its benchmark index, and outpaced the average return of its peers by nearly 4 percentage points. The fund’s weighty commitment to the information technology sector produced the largest share of its total returns.

During the year, the fund’s board of trustees announced important changes in the fund’s management. As of June 8, the fund’s assets were reallocated equally between Chartwell Investment Partners and William Blair & Company. Provident Investment Counsel is no longer part of the fund’s investment management team.

Stocks produced fitful rallies and familiar patterns

U.S. stock prices advanced in fits and starts during the past 12 months, reflecting the uncertainty that pervaded the market for much of the period. The broad market rallied at the start of the fiscal year, buoyed by strong corporate earnings growth and vigorous economic expansion. In mid-May, as investors responded to increasingly pungent whiffs of inflation, anxiety moved to the fore, and market indexes pulled back sharply. In late summer, optimism regained the upper hand. The broad market staged a powerful rally to post a 12-month return of 16.6%.

2

As has been the case for much of the past five years, smaller-capitalization stocks outperformed large-caps, and value-oriented stocks bested their growth-oriented counterparts. International stocks were especially strong performers; European and emerging-markets stocks led the way.

Rate hikes and inflation concerns drove the bond market

The fixed income markets reflected some of these same uncertainties, with the back-and-forth pattern most pronounced among the longest-maturity bonds. The Federal Reserve Board tightened monetary policy by raising its target for the federal funds rate six times during the fiscal year, to 5.25%, and the yields of short-term issues followed closely behind. The yields of longer-term securities, by contrast, dipped early in the year, rose sharply on inflation worries in May, then finished the period a bit above their starting point. The broad taxable bond market returned 5.2%. Corporate bonds generally outperformed government issues. Municipal bonds did better still.

Your fund’s return came from several sectors

During the year, Vanguard Mid-Cap Growth Fund trailed the performance of the broad U.S. stock market by a slim margin, but outperformed both its benchmark and its peer-fund average. The fund held large positions in the information technology, consumer discretionary, health care, and industrials sectors, which together accounted for nearly 70% of its assets, on average.

Market Barometer
	Average Annual Total Returns
	Periods Ended October 31, 2006
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	16.0%	11.9%	7.9%
Russell 2000 Index (Small-caps)	20.0	14.5	13.8
Dow Jones Wilshire 5000 Index (Entire market)	16.6	12.4	8.9
MSCI All Country World Index ex USA (International)	28.9	23.0	16.7

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	5.2%	3.9%	4.5%
Lehman Municipal Bond Index	5.7	4.8	5.1
Citigroup 3-Month Treasury Bill Index	4.5	2.8	2.3

CPI
Consumer Price Index	1.3%	2.9%	2.6%

3

The Mid-Cap Growth Fund’s performance in the health care and consumer discretionary sectors was modest. Despite the fund’s sizable weightings relative to its benchmark, subpar stock selection caused the fund to underperform the index in both sectors. Information technology, the fund’s biggest sector, was a bright spot for the fund. Positive performance by software, services, and semiconductor holdings drove performance, and the sector produced the largest share of the fund’s total returns. The industrials sector also produced healthy gains.

Interestingly, smaller sector commitments by the fund’s advisors produced noteworthy gains: Though the financials and energy sectors each made up about 10% of the portfolio, they contributed strongly to the fund’s overall performance. The advisors’ stock selection among oil and gas drilling and coal stocks paid off handsomely, as did their insurance and real estate picks.

Long term, the fund’s performance has been impressive

The table below shows that a hypothetical investment of $10,000 in the Mid-Cap Growth Fund at the fund’s inception would have grown to $26,439 by October 31, 2006. This result compares quite favorably with the results of the fund’s benchmark, its peer-group average, and the broad U.S. stock market. The fund outperformed each of these measures by a considerable margin. We’re confident that the fund’s current managers can continue to produce competitive long-term results.

Expense Ratios[1]
Your fund compared with its peer group
		Average
		Mid-Cap
	Fund	Growth Fund
Mid-Cap Growth Fund	0.50%	1.59%

Total Returns
December 31, 1997,[2] through October 31, 2006
	Average	Final Value of a $10,000
	Annual Return	Initial Investment
Mid-Cap Growth Fund	11.6%	$26,439
Russell Midcap Growth Index	7.0	18,106
Average Mid-Cap Growth Fund	6.9	18,052
Dow Jones Wilshire 5000 Index	6.1	16,903

1 Fund expense ratio reflects the 12 months ended October 31, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

2 Inception date.

4

That said, the fund’s strong average annual return of 11.6% since its inception includes stretches of outstanding returns and stretches of poor performance. This record illustrates an important point about long-term investment success: to reap an investment’s rewards, you need to be able to ride out the inevitable bumps in the road. Your fund’s below-average expense ratio of 0.50% helps by allowing you to keep a greater share of the fund’s returns.

A long-term perspective and diversification are important

Vanguard Mid-Cap Growth Fund seeks to identify and invest in areas of potential growth among mid-capitalization stocks. The fund has a relatively large exposure to traditional growth areas such as the information technology and health care sectors, as well as to the consumer discretionary sector. The IT sector did well this year, and Mid-Cap Growth Fund followed suit.

As you know, different sectors, investment styles, and asset classes come into and pass out of favor in the market. Thus, there will be times when technology and other growth-oriented stocks do not outperform—times when value-oriented investments may experience greater relative returns. Trying to time various market swings by hopping from one fund to the next is not the solution—the better answer lies in diversification.

Sticking with a carefully considered, balanced portfolio of stock, bond, and money market mutual funds suited to your unique circumstances is key to your long-term investing success. By providing you with exposure to mid-cap growth stocks, Mid-Cap Growth Fund can play a useful role in such a balanced investment plan.

Thank you for investing your assets with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

November 10, 2006

5

Advisors’ Report

During the fiscal year ended

October 31, 2006, Vanguard Mid-Cap Growth Fund returned 15.4%. This performance reflected the combined efforts of your fund’s two independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification.

The advisors, the amount and percentage of fund assets each manages, and a brief description of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how their portfolio positioning reflects this assessment.

William Blair & Company, L.L.C.

Portfolio Managers:

Harvey H. Bundy, CFA, Principal

Robert C.Lanphier, Principal

David Ricci, CFA, Principal

For the nearly five months ended October 31, 2006, since we began co-managing the portfolio, domestic equity markets turned in strong results. The Federal Reserve Board’s decision to hold interest rates steady at its August 8 meeting proved to be a pivotal point for the market, as most of the returns for the entire five months came after that date. Although growth stocks underperformed value stocks within the mid-capitalization arena during the period, growth stocks outperformed after the August Fed

Vanguard Mid-Cap Growth Fund Investment Advisors

Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
William Blair & Company, L.L.C.	49%	$389	Uses a fundamental investment approach in
			pursuit of superior long-term investment results
			from growth-oriented companies with leadership
			positions and strong market presence.
Chartwell Investment Partners, L.P.	48	379	Uses a bottom-up, fundamental, research-driven
			stock-selection strategy focusing on companies
			with sustainable growth, strong management
			teams, competitive positions, and outstanding
			product and service offerings. These companies
			should continually demonstrate growth in earnings per share.
Cash Investments[1]	3	25	—

1	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

6

meeting. This turning point in the market was even more pronounced from a market-cap perspective, as small-caps resumed leadership over large (they were laggards in the earlier part of the period). However, mid-cap stocks underperformed both their small- and large-cap counterparts for the five months.

The financials and utilities sectors realized solid appreciation, explaining much of the strong performance of value stocks during the first half of the period. The change in interest rate sentiment in the second half of the period encouraged investors to shift money into the more typical growth sectors of information technology and consumer discretionary. Until late summer, both weak housing-market data and the uncertainty of future Fed moves had depressed the outlook for consumer spending.

We can see now that investors were a bit too pessimistic, and that any potential consumer and economic downturn in upcoming months is unlikely to be severe. However, we feel that continuing our selective approach to identifying consumer stocks is prudent, given the recent run-up of these stocks combined with our belief that the effect on consumers of the housing market’s slowdown will unfold over the next 12 to 18 months. We are currently underweight in the consumer discretionary sector versus the Russell Midcap Growth Index, as we have become increasingly critical of our holdings from a bottom-up perspective.

Corporate executives have been quite disciplined with respect to cash-flow reinvestment and capital spending throughout the current business cycle; these controls have both smoothed and extended the cycle’s duration. The recent strength in technology stocks is partly attributable to this disciplined capital investment cycle, as businesses are beginning to upgrade systems while continuing to seek increased corporate efficiency through various information technology solutions. Our overweighting in IT remains in place with the usual bias toward software and service companies that we feel offer a higher value proposition to customers and therefore less cyclical, and more consistent, earnings streams.

With respect to the portfolio’s performance during the five months, relative strength came primarily from strong stock selection across most of our IT holdings. Stock selection in energy, especially in the exploration and production industry, drove positive performance as well. Health care holdings were the largest drag on relative and absolute performance. Stock selection in the industrials sector also detracted from both the portfolio’s relative and absolute return.

Over the last few years, corporate-earnings growth has been very robust, at a consistent double-digit annual pace. Although earnings growth remains healthy, a slower and more sustainable growth level should be expected in the coming years. Investors will look for more durable

7

business models that can grow despite the macro environment—a dynamic that should benefit our quality growth style of investing. From our perspective, stock picking will become increasingly crucial to investment success as the easy money made over the last few years of broad-based earnings growth is most likely behind us.

Chartwell Investment Partners, L.P.

Portfolio Managers:

Edward N. Antoian, CFA, CPA,

Managing Partner

Mark J. Cunneen, Managing Partner

The past 12 months once again proved relatively strong for U.S. equity markets, with most indexes showing double-digit returns. For the better part of the last year, the market fought its way higher, despite rising interest rates, rising energy prices, weakening consumer confidence, and peaking home sales. The markets did pause in the summer months as questions about economic growth and the ensuing political elections were at the forefront of investors’ minds. Still, investor confidence was renewed in late summer/early fall as energy prices eased, the Fed stopped raising interest rates, and consumers continued to spend despite falling home values. In addition, many companies reported robust results and issued cautiously optimistic outlooks for the coming year.

In the current environment, we see investment opportunities across many sectors of the mid-cap universe. (Please note that we use index sectors that differ from the Global Industry Classification System employed by Vanguard funds and reflected in the Fund Profile.) Within the business services area, we are focused on consulting companies of various specialties, as well as companies benefiting from the continued growth of transaction processing. In financial services, we highlight companies participating in the growth and automation of the exchanges. In addition, we see strength in pricing for the insurance industry. In consumer services, many of our investments have been in lodging, where demand continues to far outpace growth in supply. In health care services, we have favored outsourced pharmaceutical research and laboratory services, as well as drug discovery.

We think the backdrop for our fundamental approach to growth investing continues to be favorable. Three basic themes emerge from all of the market chatter: The economy is growing at a good pace, which supports business plans of many midsized companies; an end to rising interest rates may be at hand; and cost pressures from energy markets have stabilized.

Looking ahead, this is a market environment in which well-managed, midsized companies with good products can do well. We are alert to volatility, which could arise from changes in interest rate or gross domestic product forecasts, or even the usual short-term profit-taking that can follow quick increases in stock price. Yet we continue to own a diverse collection of companies that can grow profits at relatively fast rates over time.

8

Fund Profile
As of October 31, 2006

Portfolio Characteristics
	Comparative		Broad
	Fund	Index[1]	Index[2]
Number of Stocks	117	537	4,956
Median Market Cap	$4.8B	$7.2B	$28.7B
Price/Earnings Ratio	27.1x	23.7x	17.7x
Price/Book Ratio	4.3x	4.0x	2.6x
Yield	0.3%	0.8%	1.6%
Return on Equity	16.5%	17.5%	15.4%
Earnings Growth Rate	28.3%	21.0%	15.5%
Foreign Holdings	1.3%	0.0%	1.1%
Turnover Rate	159%	—	—
Expense Ratio	0.50%	—	—
Short-Term Reserves	5%	—	—

Sector Diversification (% of portfolio)
	Comparative		Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	17%	22%	12%
Consumer Staples	0	4	9
Energy	8	8	9
Financials	10	9	22
Health Care	16	15	12
Industrials	17	15	11
Information Technology	24	19	16
Materials	1	4	3
Telecommunication Services	2	2	3
Utilities	0	2	3
Short-Term Reserves	5%	—	—

Volatility Measures[3]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.91	0.72
Beta	1.12	1.39

Ten Largest Holdings[4](% of total net assets)

Paychex, Inc.	data processing and outsourced services	2.8%
Fastenal Co.	trading companies and distributors	2.1
MedImmune Inc.	biotechnology	2.0
The Corporate Executive Board Co.	diversified commercial and professional services	2.0
Intercontinental Exchange Inc.	specialized finance	1.8
Tractor Supply Co.	specialty stores	1.7
Jabil Circuit, Inc.	electronic manufacturing services	1.5
Laureate Education Inc.	education services	1.5
F5 Networks, Inc.	communications equipment	1.4
MSC Industrial Direct Co., Inc. Class A	trading companies and distributors	1.3
Top Ten		18.1%

Investment Focus

1	Russell Midcap Growth Index.
2	Dow Jones Wilshire 5000 Index.
3	For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 26.
4	“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

9

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 31, 1997–October 31, 2006

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2006			Final Value
	One	Five	Since	of a $10,000
	Year	Years	Inception[1]	Investment
Mid-Cap Growth Fund	15.35%	9.37%	11.64%	$26,439
Dow Jones Wilshire 5000 Index	16.61	8.89	6.12	16,903
Russell Midcap Growth Index	14.51	10.62	6.95	18,106
Average Mid-Cap Growth Fund[2]	11.51	7.54	6.92	18,052

1	December 31, 1997.
2	Derived from data provided by Lipper Inc.

10

Fiscal Year Total Returns (%): December 31, 1997–October 31, 2006

Average Annual Total Returns: Periods Ended September 30, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Since Inception
Mid-Cap Growth Fund	12/31/1997	8.51%	9.74%	11.37%

Note: See Financial Highlights table on page 17 for dividend and capital gains information.

11

Financial Statements

Statement of Net Assets

As of October 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Market
				Value•
			Shares	($000)
Common Stocks (92.9%)[1]
Consumer Discretionary (16.2%)
*	Tractor Supply Co.		283,002	13,703
*	Laureate Education Inc.		229,053	12,076
*	Lamar Advertising Co.Class A		184,281	10,629
*	Life Time Fitness, Inc.		178,917	9,220
*	Gaylord Entertainment Co.		151,025	7,029
*	O’Reilly Automotive, Inc.		194,294	6,274
	Strayer Education, Inc.		52,078	5,891
	Polo Ralph Lauren Corp.		79,450	5,641
*	Scientific Games Corp.		192,370	5,392
*	Dick’s Sporting Goods, Inc.		98,472	4,900
	Hilton Hotels Corp.		153,785	4,447
*	CarMax, Inc.		88,131	3,904
*	IAC/InterActiveCorp		123,485	3,826
	International Game Technology		89,045	3,785
*	Penn National Gaming, Inc.		102,370	3,744
*	Burger King Holdings Inc.		221,785	3,722
	Tim Hortons, Inc.		124,500	3,598
*	The Cheesecake Factory Inc.		120,000	3,390
	PETsMART, Inc.		112,825	3,247
	Fortune Brands, Inc.		41,100	3,163
*	Urban Outfitters, Inc.		149,760	2,621
^	Garmin Ltd.		41,584	2,221
*	Coldwater Creek Inc.		67,515	2,059
*	Morningstar, Inc.		46,395	1,899
	Tiffany & Co.		52,935	1,891
				128,272
Consumer Staples (0.3%)
*^	Bare Escentuals, Inc.		89,075	2,728

Energy (7.6%)
	Smith International, Inc.		245,871	9,707
*	Grant Prideco, Inc.		236,385	8,928
	XTO Energy, Inc.		161,208	7,522
*	Southwestern Energy Co.		193,075	6,870
*	Superior Energy Services, Inc.	159,375	4,988
*	Ultra Petroleum Corp.	77,900	4,158
	ENSCO International, Inc.	83,890	4,108
*	Complete Production Services, Inc.	203,475	3,925
	Range Resources Corp.	136,575	3,708
*	Forest Oil Corp.	110,490	3,606
*	National Oilwell Varco Inc.	39,035	2,358
			59,878
Financials (9.7%)
*	IntercontinentalExchange Inc.	171,218	14,454
*	E*TRADE Financial Corp.	367,125	8,547
	Investors Financial Services Corp.	216,034	8,494
*	Affiliated Managers Group, Inc.	74,510	7,461
	Willis Group Holdings Ltd.	180,070	6,848
	Aspen Insurance Holdings Ltd.	256,135	6,357
*	Arch Capital Group Ltd.	81,120	5,215
*	CB Richard Ellis Group, Inc.	172,495	5,180
	Host Marriott Corp. REIT	202,950	4,680
*	Nasdaq Stock Market Inc.	127,420	4,553
	CapitalSource Inc. REIT	120,325	3,338
*	Douglas Emmett, Inc. REIT	79,020	1,885
			77,012
Health Care (15.6%)
*	MedImmune Inc.	491,134	15,736
	Pharmaceutical Product Development, Inc.	281,483	8,909
	C.R. Bard, Inc.	104,409	8,557
*	ResMed Inc.	188,724	8,302
*	DaVita, Inc.	143,180	7,965
*	Express Scripts Inc.	118,065	7,523
	IMS Health, Inc.	256,505	7,144
*	Healthways, Inc.	167,087	7,076
*	Gen-Probe Inc.	131,240	6,282

12

			Market
			Value•
		Shares	($000)
	Allergan, Inc.	54,340	6,276
*	Kyphon Inc.	157,989	6,241
*	Covance, Inc.	106,180	6,212
*	Integra LifeSciences Holdings	150,448	5,556
*	Patterson Cos.	164,849	5,415
*	Celgene Corp.	87,925	4,699
*	IDEXX Laboratories Corp.	52,081	4,334
*	Henry Schein, Inc.	84,015	4,175
	Brookdale Senior Living Inc.	61,205	2,945
			123,347
Industrials (16.6%)
	Fastenal Co.	418,481	16,840
	The Corporate Executive Board Co.	173,803	15,611
	MSC Industrial Direct Co., Inc.Class A	260,145	10,645
	Rockwell Collins, Inc.	177,177	10,290
	Robert Half International, Inc.	267,240	9,768
*	McDermott International, Inc.	174,310	7,792
	Precision Castparts Corp.	107,350	7,306
	Graco, Inc.	169,664	6,916
*	Global Cash Access, Inc.	394,430	6,291
*	American Commercial Lines Inc.	95,447	6,123
	Ametek, Inc.	129,330	6,037
	Harsco Corp.	72,850	5,947
	Roper Industries Inc.	124,210	5,943
*	Monster Worldwide Inc.	124,884	5,059
	Oshkosh Truck Corp.	107,530	4,861
	UTI Worldwide, Inc.	148,785	3,846
	Southwest Airlines Co.	178,120	2,677
			131,952
Information Technology (23.6%)
	Communications Equipment (1.9%)
*	F5 Networks, Inc.	167,725	11,102
*	Comverse Technology, Inc.	163,435	3,558

	Computers & Peripherals (1.0%)
*	Network Appliance, Inc.	224,355	8,189

	Electronic Equipment & Instruments (2.8%)
	Jabil Circuit, Inc.	423,645	12,163
*	FLIR Systems, Inc.	215,880	6,895
	Amphenol Corp.	48,750	3,310

	Internet Software & Services (3.6%)
*	j2 Global Communications, Inc.	348,377	9,559
*	ValueClick, Inc.	325,005	6,110
*	WebEx Communications, Inc.	141,495	5,441
*	Akamai Technologies, Inc.	107,210	5,024
*	aQuantive, Inc.	90,040	2,447

			Market
			Value•
		Shares	($000)
	IT Services (5.7%)
	Paychex, Inc.	554,032	21,873
*	Iron Mountain, Inc.	206,980	8,977
*	Cognizant Technology Solutions Corp.	110,380	8,309
*	Alliance Data Systems Corp.	66,655	4,047
	MasterCard, Inc. Class A	26,195	1,941

	Semiconductors & Semiconductor Equipment (4.3%)
	Maxim Integrated
	Products, Inc.	195,665	5,872
	Microchip Technology, Inc.	162,974	5,367
*	LAM Research Corp.	80,125	3,962
	Analog Devices, Inc.	123,705	3,936
*	FormFactor Inc.	99,655	3,805
	National Semiconductor Corp.	142,130	3,452
*	MEMC Electronic Materials, Inc.	88,935	3,157
*	Marvell Technology Group Ltd.	116,280	2,126
*	Broadcom Corp.	66,435	2,011

	Software (4.3%)
*	Intuit, Inc.	277,424	9,793
*	Activision, Inc.	605,604	9,338
	FactSet Research Systems Inc.	146,110	7,437
*	Autodesk, Inc.	107,085	3,935
*	Citrix Systems, Inc.	130,580	3,856
			186,992
Materials (1.0%)
	Airgas, Inc.	199,523	7,544

Telecommunication Services (1.6%)
*	American Tower Corp.Class A	177,205	6,383
*	NeuStar, Inc. Class A	207,610	6,066
			12,449
Exchange-Traded Fund (0.7%)
[2] Vanguard Mid-Cap ETF		82,700	5,864
Total Common Stocks
(Cost $683,378)			736,038
Temporary Cash Investments (7.5%)[1]
Money Market Fund (7.0%)
[3] Vanguard Market Liquidity
	Fund, 5.289%	51,725,333	51,725
[3] Vanguard Market Liquidity
	Fund, 5.289%—Note G	3,969,800	3,970
			55,695

13

	Face	Market
	Amount	Value•
	($000)	($000)
U.S. Agency Obligation (0.5%)
[4] Federal Home Loan
Mortgage Corp.
[5] 5.150%, 12/26/06	4,000	3,969
Total Temporary Cash Investments
(Cost $59,644)		59,664
Total Investments (100.4%)
(Cost $743,022)		795,702
Other Assets and Liabilities (–0.4%)
Other Assets—Note C		8,904
Liabilities—Note G		(11,886)
		(2,982)
Net Assets (100%)
Applicable to 41,456,013 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		792,720
Net Asset Value Per Share		$19.12

At October 31, 2006, net assets consisted of:[6]
	Amount	Per
	($000)	Share
Paid-in Capital	627,580	$15.14
Undistributed Net
Investment Income	1,244.03
Accumulated Net
Realized Gains	110,279	2.66
Unrealized Appreciation
Investment Securities	52,680	1.27
Futures Contracts	937.02
Net Assets	792,720	$19.12

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.
1

The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 95.3% and 5.1%, respectively, of net assets. See Note E in Notes to Financial Statements.

2	Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4

The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

5	Securities with a value of $3,969,000 have been segregated as initial margin for open futures contracts.
6	See Note E in Notes to Financial Statements for the tax-basis components of net assets.

REIT—Real Estate Investment Trust.

14

Statement of Operations

Year Ended
October 31, 2006
($000)
Investment Income
Income
Dividends[1]	2,438
Interest[1]	2,431
Security Lending	222
Total Income	5,091
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,694
Performance Adjustment	(299)
The Vanguard Group—Note C
Management and Administrative	1,868
Marketing and Distribution	184
Custodian Fees	5
Auditing Fees	22
Shareholders’ Reports	34
Trustees’ Fees and Expenses	1
Total Expenses	3,509
Expenses Paid Indirectly—Note D	(217)
Net Expenses	3,292
Net Investment Income	1,799
Realized Net Gain (Loss)
Investment Securities Sold[1]	132,245
Futures Contracts	(4,503)
Realized Net Gain (Loss)	127,742
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(45,139)
Futures Contracts	937
Change in Unrealized Appreciation (Depreciation)	(44,202)
Net Increase (Decrease) in Net Assets Resulting from Operations	85,339

1      Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $0, $2,266,000, and $0, respectively.

15

Statement of Changes in Net Assets

	Year Ended October 31,
	2006	2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,799	56
Realized Net Gain (Loss)	127,742	28,845
Change in Unrealized Appreciation (Depreciation)	(44,202)	44,615
Net Increase (Decrease) in Net Assets Resulting from Operations	85,339	73,516
Distributions
Net Investment Income	(177)	—
Realized Capital Gain	—	—
Total Distributions	(177)	—
Capital Share Transactions—Note H
Issued	344,941	205,023
Issued in Lieu of Cash Distributions	163	—
Redeemed	(199,378)	(158,602)
Net Increase (Decrease) from Capital Share Transactions	145,726	46,421
Total Increase (Decrease)	230,888	119,937
Net Assets
Beginning of Period	561,832	441,895
End of Period[1]	792,720	561,832

1	Net Assets–End of Period includes undistributed (overdistributed) net investment income of $1,244,000 and ($171,000).

16

Financial Highlights

			Year Ended October 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002[1]
Net Asset Value, Beginning of Period	$16.58	$14.28	$14.22	$10.34	$12.22
Investment Operations
Net Investment Income (Loss)	.055	.00	(.01)	(.01)	(.10)
Net Realized and Unrealized Gain (Loss)on Investments	2.490	2.30	.07	3.89	(1.78)
Total from Investment Operations	2.545	2.30	.06	3.88	(1.88)
Distributions
Dividends from Net Investment Income	(.005)	—	—	—	—
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.005)	—	—	—	—
Net Asset Value, End of Period	$19.12	$16.58	$14.28	$14.22	$10.34

Total Return	15.35%	16.11%	0.42%	37.52%	–15.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$793	$562	$442	$247	$31
Ratio of Total Expenses to Average Net Assets[2]	0.50%	0.44%	0.45%	0.63%	1.24%[3]
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.26%	0.01%	(0.05%)	(0.18%)	(1.02%)
Portfolio Turnover Rate	159%	80%	102%	106%	221%

1	Provident Investment Counsel Mid Cap Fund A reorganized into Vanguard Mid-Cap Growth Fund effective June 29, 2002.
2	Includes performance-based investment advisory fee increases (decreases) of (0.04) for 2006, (0.09%) for 2005, (0.05%) for 2004, (0.06%) for 2003, and 0.00% for 2002.
3

Includes the fund’s share of expenses, net of fees waived and expenses absorbed, allocated from Provident Investment Counsel Mid Cap Portfolio, which was the fund’s sole investment prior to June 29, 2002. The expense ratio before waivers and reimbursements of expenses was 1.68% for 2002.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Notes to Financial Statements

Vanguard Mid-Cap Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Whitehall Funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security

18

transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Beginning February 1, 2006, Chartwell Investment Partners, L.P., and beginning June 8, 2006, William Blair & Company, L.L.C., each provide investment advisory services to a portion of the fund for fees calculated at an annual percentage rate of average net assets managed by the advisor. In accordance with the advisory contract entered into with Chartwell Investment Partners in February 2006, beginning in November 2006 the investment advisory fee will be subject to quarterly adjustments based on performance since January 31, 2006, relative to the Russell Midcap Growth Index. In accordance with the advisory contract entered into with William Blair & Company in June 2006, beginning in August 2007 the investment advisory fee will be subject to quarterly adjustments based on performance since July 31, 2006, relative to the Russell Midcap Growth Index.

Prior to June 8, 2006, Provident Investment Counsel served as an advisor to the fund. The basic fee was subject to quarterly adjustments based on performance for the preceding three years relative to the Russell Midcap Growth Index. Effective June 8, 2006, assets managed by Provident Investment Counsel were reallocated between Chartwell Investment Partners and William Blair & Company.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended October 31, 2006, the aggregate investment advisory fee represented an effective annual basic rate of 0.24% of the fund’s average net assets before a decrease of $299,000 (0.04%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2006, the fund had contributed capital of $80,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.08% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2006, these arrangements reduced the fund’s management and administrative expenses by $216,000 and custodian fees by $1,000. The total expense reduction represented an effective annual rate of 0.03% of the fund’s average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $207,000 from undistributed net investment income, and $16,291,000 from accumulated net realized gains, to paid-in capital.

19

The fund used a capital loss carryforward of $1,172,000 to offset taxable capital gains realized during the year ended October 31, 2006, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at October 31, 2006, the fund had $9,014,000 of ordinary income and $104,209,000 of long-term capital gains available for distribution.

At October 31, 2006, the cost of investment securities for tax purposes was $743,174,000. Net unrealized appreciation of investment securities for tax purposes was $52,528,000, consisting of unrealized gains of $73,707,000 on securities that had risen in value since their purchase and $21,179,000 in unrealized losses on securities that had fallen in value since their purchase.

At October 31, 2006, the aggregate settlement value of open futures contracts expiring in December 2006 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
S&P MidCap 400 Index	36	14,197	748
E-mini NASDAQ 100 Index	145	5,054	189

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the year ended October 31, 2006, the fund purchased $1,140,409,000 of investment securities and sold $1,032,401,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker-dealers at October 31, 2006, was $3,868,000, for which the fund received cash collateral of $3,970,000.

H. Capital shares issued and redeemed were:

	Year Ended October 31,
	2006	2005
	Shares	Shares
	(000)	(000)
Issued	18,499	13,038
Issued in Lieu of Cash Distributions	9	—
Redeemed	(10,943)	(10,099)
Net Increase (Decrease) in Shares Outstanding	7,565	2,939

I. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning November 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

20

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Whitehall Funds and the Shareholders of Vanguard Mid-Cap Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Mid-Cap Growth Fund (the “Fund”) at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and broker, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 11, 2006

Special 2006 tax information (unaudited) for Vanguard Mid-Cap Growth Fund

This information for the fiscal year ended October 31, 2006, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $15,495,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $177,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 20.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

21

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2006. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Mid-Cap Growth Fund
Periods Ended October 31, 2006
	One	Five	Since
	Year	Years	Inception[1]
Returns Before Taxes	15.35%	9.37%	11.64%
Returns After Taxes on Distributions	15.35	9.37	10.38
Returns After Taxes on Distributions and Sale of Fund Shares	9.98	8.16	9.68

1	December 31, 1997.

22

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended October 31, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Mid-Cap Growth Fund	4/30/2006	10/31/2006	Period[1]
Based on Actual Fund Return	$1,000.00	$967.12	$2.63
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.53	2.70

1

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.53%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

23

Note that the expenses shown in the table on page 23 are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

24

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Mid-Cap Growth Fund has added William Blair & Company, L.L.C., to the fund’s investment advisory team. The board determined that the addition of William Blair was in the best interests of the fund and its shareholders. The board previously approved its advisory arrangement with Chartwell Investment Partners, L.P., the fund’s other advisor. Please see the fund’s semiannual report dated April 30, 2006, for more information.

The board based its decision upon an evaluation of William Blair’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the firm’s investment management and took into account the organizational depth and stability of the firm.

The board noted that William Blair, founded in 1935, is an experienced growth-oriented advisory firm with a solid track record. The board also noted that the firm is an independently owned full-service investment firm that has a deep and talented pool of investment professionals consisting of 31 portfolio managers averaging over 25 years of experience.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory agreement.

Investment performance

The board considered the performance of other mid-cap growth investment products managed by William Blair. The trustees concluded that the investment performance of William Blair’s mid-cap growth strategy was competitive compared with that of the fund, the average mid-cap growth fund, and the Russell Midcap Growth Index, and that the firm’s mid-cap growth strategy has produced solid returns that have outpaced the average return of its peers. The board further concluded that the combination of William Blair and Chartwell would provide beneficial diversification.

Cost

The board considered the cost of services to be provided, including consideration of competitive fee rates and the fact that, after the implementation of the agreement with William Blair, the fund’s advisory fee rate and expense ratio remain below the advisory fee rates and expense ratios of the fund’s peers. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board did not consider profitability of William Blair in determining whether to approve the advisory fee, because the firm is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedule. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by William Blair increase.

The board will consider whether to renew the advisory agreement after a one-year period.

25

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

26

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief
Trustee since May 1987;	Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each
Chairman of the Board and	of the investment companies served by The Vanguard Group.
Chief Executive Officer
144 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
144 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 20012	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
144 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);
Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
144 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the
University Center for Human Values (1990–2004), Princeton University; Director of Carnegie
Corporation of New York and of Philadelphia 2016 (since 2005) and of Schuylkill River
Development Corporation and Greater Philadelphia Chamber of Commerce (since 2004).

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer (since January 2006), Vice President and Chief Information
144 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at
Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and
Trustee since December 2004	Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty
144 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004),
Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec
Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and
Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/ lignite);
144 Vanguard Funds Overseen	Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines),
144 Vanguard Funds Overseen	MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.,
Secretary since July 2005	since November 1997; General Counsel of The Vanguard Group since July 2005;
144 Vanguard Funds Overseen	Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
144 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, VIPER, and the ship
logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone > 800-952-3335	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction	You can obtain a free copy of Vanguard’s proxy voting
with the offering of shares of any Vanguard	guidelines by visiting our website, www.vanguard.com,
fund only if preceded or accompanied by	and searching for “proxy voting guidelines,” or by calling
the fund’s current prospectus.	Vanguard at 800-662-2739. They are also available from
the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3010 122006

Vanguard® International Explorer™ Fund

> Annual Report

October 31, 2006

>	Vanguard International Explorer Fund gained 31.3% during its fiscal year, ahead of the average return for its peer group but slightly behind its index.

>	The fund’s greatest gains came among financial and industrial companies that are benefiting from strong growth in emerging markets.

>	U.S. investors’ gains were boosted by the dollar’s weakening against major currencies.
Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	7
Fund Profile	9
Performance Summary	11
Financial Statements	13
Your Fund’s After-Tax Returns	24
About Your Fund’s Expenses	25
Trustees Approve Advisory Agreement	27
Glossary	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2006
Total
Returns
Vanguard International Explorer Fund	31.3%
S&P/Citigroup EM EPAC Index[1]	32.1
Average International Small-Cap Fund[2]	29.8
MSCI All Country World Index ex USA	28.9

Your Fund’s Performance at a Glance
October 31, 2005–October 31, 2006
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard International Explorer Fund	$17.99	$21.50	$0.40	$1.35

1 Standard & Poor’s/Citigroup Extended Market Europe & Pacific Index.

2 Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

Strong earnings, declining oil prices, and robust economic growth provided a perfect environment for international markets, where stocks are on track to beat the U.S. market for the fifth straight calendar year. During Vanguard International Explorer Fund’s fiscal year ended October 31, 2006, the fund soared 31.3%, putting it ahead of the average return among peer funds but slightly behind its benchmark index.

Small-capitalization international stocks bested their large-cap brethren. The fund’s gains were enhanced for U.S. investors by a weakened U.S. dollar, which boosts returns as stronger foreign currencies buy more dollars.

Most of International Explorer’s gains came from European holdings, although the fund’s exposure in soaring emerging markets also added significantly to returns.

If you own the fund in a taxable account, you may want to see page 24 for a report on its after-tax returns.

International markets served up stronger gains than the U.S. market

International stocks turned in excellent results during the 12 months. European and emerging markets led the rally. In Europe, a surge in corporate mergers and acquisitions drove markets higher in many nations. Emerging economies continued to benefit both from outsourcing by developed countries and from increasingly strong domestic consumer markets. The Japanese market was a somewhat weak performer over the year.

In the United States, stock prices advanced in fits and starts during the 12 months, reflecting the uncertainty that pervaded the market for much of the period. The broad market rallied at the start of the fiscal year, buoyed by strong corporate earnings growth and vigorous economic expansion. In mid-May, inflation fears moved to the fore, and market indexes pulled back sharply. Optimism regained the upper hand in late summer, when the broad market rallied to post a 12-month return of 16.6%.

As has been the case for much of the past five years, smaller-capitalization stocks outperformed large-caps, and value-oriented stocks bested their growth-oriented counterparts.

Rate hikes and inflation concerns drove the U.S. bond market

The U.S. fixed income markets reflected some of these same uncertainties, with the back-and-forth pattern most pronounced among the longest-maturity bonds. The Federal Reserve Board tightened monetary policy by raising its target for the federal funds rate six times during the fiscal year, to 5.25%, and the yields of short-term issues followed closely behind. The yields of longer-term securities, by contrast, dipped early in the year, rose sharply on inflation worries in May, then finished the period a bit above their starting point.

The broad taxable bond market returned 5.2%. Corporate bonds generally outperformed government issues. Municipal bonds did better still.

Market Barometer
	Average Annual Total Returns
	Periods Ended October 31, 2006
	One Year	Three Years	Five Years
Stocks
MSCI All Country World Index ex USA (International)	28.9%	23.0%	16.7%
Dow Jones Wilshire 5000 Index (Entire market)	16.6	12.4	8.9
Russell 1000 Index (Large-caps)	16.0	11.9	7.9
Russell 2000 Index (Small-caps)	20.0	14.5	13.8

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	5.2%	3.9%	4.5%
Lehman Municipal Bond Index	5.7	4.8	5.1
Citigroup 3-Month Treasury Bill Index	4.5	2.8	2.3

CPI
Consumer Price Index	1.3%	2.9%	2.6%

Developed and emerging markets contributed to the fund’s gains

The fund’s focus on small-cap stocks takes it around the globe: Swiss and German providers of chemicals and engineering services mixed in the portfolio with banks in emerging Asian countries, such as Indonesia and Thailand. The advisor of International Explorer Fund—Schroder Investment Management North America Inc.—seeks small-cap companies that are poised for rapid earnings growth and trade at attractive valuations.

During the fund’s fiscal year, earnings-growth stories were common among companies in financial services, transportation, construction, and consumer products. Well over half of the fund’s return can be attributed to Schroder’s stock selection within the industrials and financials sectors. Within industrials, top contributors included Swiss firm Geberit, which supplies sanitary and piping systems to commercial builders, and Britain’s Babcock International, which manages assets ranging from oil and gas facilities to rail and telecommunication networks. Danish insurer Topdanmark and Greek banking and brokerage firm Marfin Financial Group also performed very well.

The fund’s 8% exposure to emerging markets also aided returns. South Korea represented more than half of the weighting, and the advisor’s selections among banks and engineering firms there performed well.

Relative to the benchmark, the fund’s return was restrained by lighter weightings, on average, in Germany and France, which were among the stronger markets in Europe, and by weak stock selection in Japan. Japanese information technology firms Enplas and Arisawa Manufacturing

Total Returns
November 4, 1996[1], Through October 31, 2006
	Average	Final Value of a $25,000
	Annual Return	Initial Investment
International Explorer Fund	14.8%	$99,380
S&P/Citigroup EM EPAC Index	9.3	60,981
Average International Small-Cap Fund	12.6	81,846
MSCI All Country World Index ex USA	7.7	52,548

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 The fund’s inception date.

and broker H.S. Securities were among the fund’s largest detractors. After a heady 2005, the Japanese economy showed signs of cooling in 2006, creating investor uncertainty that tarnished many stocks.

For more details on the advisor’s portfolio positioning and outlook, see the Advisor’s Report on page 7.

Advisor’s skill, fund’s low costs have led to long-term benefits

Since its inception in 1996, the International Explorer Fund has averaged a 14.8% annual return, a result that puts it more than two percentage points ahead of its comparative standard. To put that distinction in dollar terms: A hypothetical investment of $25,000 in the fund at inception would have grown to $99,380 over the ensuing decade. The same investment in a fund achieving the average return among international small-cap funds would have produced about $17,500 less.

Schroder’s skill in selecting stocks and markets deserves much of the credit for the fund’s competitive long-term returns. The portfolio manager, Matthew Dobbs, has been in investment management for 25 years. Another factor in the fund’s favor: Vanguard’s traditionally low costs. As you can see in the table below, the fund’s expenses are less than one-quarter the industry average, a remarkably low cost of entry to international small-cap investing.

The virtues of investing abroad

As investors have learned over the years, the stock and bond markets can harbor many uncertainties. There is no way to know what will happen year by year, much less day to day. The best way to approach

Expense Ratios[1]
Your fund compared with its peer group
		Average
		International
	Fund	Small-Cap Fund
International Explorer Fund	0.44%	1.79%

1 Fund expense ratio reflects the 12 months ended October 31, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

a long-term commitment to investing is to select an appropriate, diversified mix of stock, bond, and money market mutual funds that fits your goals, time horizon, and risk tolerance.

You can add diversification to the stock portion of your portfolio by making a modest commitment of assets to a broad-based international stock fund—Vanguard suggests 20% as a reasonable target—permitting you to share in economic growth outside the United States. By combining diversified U.S. stock funds with international stock funds, as well as bond and money market funds, you can do much to insulate your portfolio from a capricious market that can smile on one asset class and frown on another at any given time.

We believe that the International Explorer Fund can serve well as part of a diversified investment plan that will help you move along the road to your long-term investing goals.

Thank you for your ongoing confidence in Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

November 16, 2006

Advisor’s Report

Over the 12 months ended October 31, 2006, Vanguard International Explorer Fund returned 31.3%, while the S&P/Citigroup Extended Market Europe & Pacific (EM EPAC) Index, a broad measure of the performance of smaller non-U.S. stocks, rose 32.1%.

The investment environment

Most of the fund’s return came in the first six months, when equities were supported by strong momentum in global economic activity, healthy corporate results, and relatively easy liquidity conditions. A sharp stock sell-off in May and June was triggered by concerns about tightening liquidity and increased doubt about prospects for global growth (investors focused mainly on the weakening U.S. housing market, but also reacted to economic data from Europe and Japan). This was followed by a gradual return to previous market levels, aided by a drop in energy prices.

Over the period as a whole, smaller companies continued to outperform larger ones, and, perhaps even more impressively, the lead of smaller firms did not appear to be primarily a result of the higher proportion of cyclical sectors among smaller-cap stocks. The exception, however, was Japan, where smaller companies rose only 0.7% in U.S. dollar terms, the worst returns anywhere over the year.

Our successes

We continued to see a useful contribution from the portfolio’s exposure to emerging markets, most notably holdings in Indonesia and, to a lesser extent, Thailand. This was complemented by good stock selection in some of the smaller Asian markets, such as Singapore, Hong Kong, and South Korea. Our focus on companies benefiting from the strong momentum of domestic growth has paid dividends, particularly in sectors such as construction, financials, transport, and consumer products.

Overall regional positioning also added value in comparison with the benchmark index; for example, it was good to have a lower weighting than the index did in Japan. The fund further benefited from an overweighted position in continental European markets, and especially from its focus on the faster-growing peripheral economies such as Greece, Ireland, Denmark, and Sweden.

Our shortfalls

Overall stock selection was disappointing for the year as a whole. The key detractors were holdings in continental Europe, with shortfalls in the industrial, financial, consumer cyclical, and information technology sectors more than offsetting strong selections in health care, consumer staples, and materials. Stock selection in Japan also left us behind the benchmark, with the biggest impact coming from our holdings in the information technology and industrial sectors.

The fund’s positioning

Weakness in U.S. housing and consumption has become a well-aired theme, yet employment and household income trends remain robust, and the recent declines in oil prices may help both to underpin consumption and to provide short-term comfort for those worrying about inflation. The past six months were a period of consolidation; now, with equity valuations remaining reasonable and corporate profitability continuing to grow, we expect positive returns in the coming months.

This should prove a supportive environment for small-cap equities, although we continue to feel that their valuations are sufficiently high to limit their scope for outperforming large-caps materially. However, we take comfort from the fact that, across every region, our own portfolio’s holdings are, in aggregate, offering better prospective growth than the large-cap average.

Compared with our benchmark, we remain overweighted in the smaller Asian markets, which are also the regional focus of the fund’s emerging-markets exposure. We acknowledge that a deceleration in export growth is inevitable over the next 12 months, and this will have some impact on domestic confidence within these countries. However, valuations in the Asian region remain among the cheapest in our universe, and any cessation in the rise in U.S. interest rates will feed through to improve liquidity in the region. We also continue to identify attractively valued companies that should benefit from expanding regional demand and wealth, particularly in areas such as financials, transportation, infrastructure, and consumer products.

We continue to feel that European small-cap stocks offer an attractive combination of growth and valuation characteristics. Although recent sentiment indicators point to some modest slowing in growth, themes more specific to smaller companies remain attractive, including the superior growth of peripheral economies, opportunities in Eastern Europe, infrastructure investment, merger activity, and development of a more sophisticated financial sector. The principal risk lies in the extent to which the European Central Bank may tighten liquidity, although this possibility appears to have been taken into account already by investors.

We remain cautious regarding the United Kingdom because of the relatively extended valuations of small-cap stocks versus large-caps together with the subdued outlook for domestic consumption. Although smaller Japanese companies have performed very poorly in 2006, at this point they haven’t fallen far enough to tempt us to add to our exposure, and we remain underweighted there. Small-company valuations in Japan, while lower than previously, are still significantly above those in all other regions; further, domestic economic indicators have come in below expectations, and the outlook for exports has deteriorated.

Matthew Dobbs, Senior Vice President

Schroder Investment Management

North America Inc.

November 22, 2006

Fund Profile

As of October 31, 2006

Portfolio Characteristics
		Comparative
	Fund	Index[1]
Number of Stocks	231	4,138
Turnover Rate	32%	—
Expense Ratio	0.44%	—
Short-Term Reserves	3%	—

Volatility Measures[2]
Fund Versus
Comparative
Index[1]
R-Squared	0.95
Beta	1.01

Sector Diversification (% of portfolio)
		Comparative
	Fund	Index[1]
Consumer Discretionary	16%	20%
Consumer Staples	4	5
Energy	4	3
Financials	21	22
Health Care	3	6
Industrials	31	22
Information Technology	6	7
Materials	7	11
Telecommunication Services	0	1
Utilities	5	3
Short-Term Reserves	3%	—

Ten Largest Holdings[3] (% of total net assets)

Sika Finanz AG (Bearer)	specialty chemicals	1.5%
Hochtief AG	construction
	and engineering	1.5
Bilfinger Berger AG	construction
	and engineering	1.4
Geberit AG	building products	1.3
Red Electrica de
Espana SA	electric utilities	1.3
Nexity	homebuilding	1.3
MTU Aero Engines	aerospace
Holdings AG	and defense	1.2
Enagas SA	gas utilities	1.2
YIT Oyj	construction
	and engineering	1.2
ACEA SpA	multi-utilities	1.2
Top Ten		13.1%

Allocation by Region (% of portfolio)

1 S&P/Citigroup EM EPAC Index.

2 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 29.

3 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Country Diversification (% of portfolio)
		Comparative
	Fund	Index[1]
Europe
United Kingdom	19%	22%
Germany	9	8
Switzerland	8	6
France	6	9
Italy	5	5
Finland	4	2
Sweden	3	3
Greece	3	1
Spain	2	4
Netherlands	2	4
Denmark	1	1
Belgium	1	1
Austria	1	1
Ireland	1	1
Subtotal	65%	68%
Pacific
Japan	18%	20%
Australia	2	5
Singapore	2	1
Hong Kong	1	2
Subtotal	23%	28%
Emerging Markets
South Korea	5%	4%
Indonesia	2	0
Taiwan	1	0
Subtotal	8%	4%
North America
Canada	1%	—
Short-Term Reserves	3%	—

1 S&P/Citigroup EM EPAC Index.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 4, 1996–October 31, 2006

Initial Investment of $25,000

	Average Annual Total Returns
	Periods Ended October 31, 2006			Final Value
	One	Five	Since	of a $25,000
	Year	Years	Inception[1]	Investment
International Explorer Fund[2]	31.31%	22.59%	14.82%	$99,380
MSCI All Country World Index ex USA	28.91	16.67	7.72	52,548
S&P/Citigroup EM EPAC Index	32.14	22.47	9.34	60,981
Average International Small-Cap Fund[3]	29.75	20.95	12.61	81,846

1 November 4, 1996.

2 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.

3 Derived from data provided by Lipper Inc.

Fiscal-Year Total Returns (%): November 4, 1996–October 31, 2006

Average Annual Total Returns: Periods Ended September 30, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Since Inception
International Explorer Fund[1]	11/4/1996	21.47%	22.47%	14.54%

1 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.

Note: See Financial Highlights table on page 19 for dividend and capital gains information.

Financial Statements

Statement of Net Assets

As of October 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (96.6%)
Australia (2.0%)
James Hardie
Industries NV	2,344,838	14,304
^Ansell Ltd.	1,483,284	12,734
Just Group Ltd.	3,254,735	9,887
Lion Nathan Ltd.	1,530,706	9,810
^Computershare Ltd.	800,000	4,760
^Sonic Healthcare Ltd.	250,000	2,543
		54,038
Austria (0.9%)
* Austriamicrosystems AG	246,423	15,668
Schoeller-Bleckmann
Oilfield Equipment AG	200,000	8,020
		23,688
Belgium (1.3%)
Compagnie Nationale a
Portefeuille	40,000	14,620
Fluxys-D	4,000	13,823
Sofina SA	65,000	6,473
		34,916
Brazil (0.1%)
Lojas Americanas SA Pfd.	50,000,000	2,268

Canada (0.5%)
Niko Resources Ltd.	230,000	13,959

China (0.4%)
^Shenzhen
Expressway Co. Ltd.	13,400,000	7,531
^The Guangshen
Railway Co., Ltd.	6,800,000	3,197
		10,728

Denmark (1.4%)
^Trygvesta AS	330,000	21,279
* ^Jyske Bank A/S	280,800	16,720
		37,999

Finland (3.5%)
^YIT Oyj	1,261,074	31,343
^OKO Bank
(Osuuspankkien
Keskuspankki Oyj)	1,450,000	24,501
Kone Oyj	350,000	16,563
^Uponor Oyj	376,382	11,413
Cargotec Corp.	200,000	9,098
		92,918
France (6.1%)
Nexity	500,000	34,432
^Groupe Bourbon SA	557,967	30,051
Saft Groupe SA	920,000	27,739
^Rodriguez Group	300,000	16,646
Kaufman & Broad SA	270,000	15,545
* Groupe Partouche SA	437,551	11,189
* Cegereal	222,906	8,853
* Carrere Group	220,000	5,834
* Amboise a et BSA	421,192	5,629
* Store Promesses	306,041	3,982
HF Company	100,000	2,613
Virbac SA	17,093	1,049
* ^CBo Territoria	138,387	467
		164,029
Germany (8.5%)
^Hochtief AG	600,000	39,250
^Bilfinger Berger AG	600,000	37,502
MTU Aero Engines
Holdings AG	800,000	32,889
^HCI Capital AG	1,100,000	20,741
Rheinmetall AG	260,000	18,717
^Schwarz Pharma AG	150,000	17,546
^Techem AG	227,158	14,513
* cash.life AG	360,000	12,152
^Grenkeleasing AG	220,000	9,074
* ^Aareal Bank AG	200,000	8,532
IDS Scheer AG	450,000	8,351
* C.A.T. Oil AG	293,490	6,430
* CENTROTEC Sustainable AG	31,604	929
		226,626

		Market
		Value•
	Shares	($000)
Greece (3.1%)
Babis Vovos International	800,000	21,330
Public Power Corp.	800,000	20,427
Marfin Financial Group SA	280,000	14,103
Hellenic Exchanges SA	770,000	13,511
* Postal Savings Bank	291,546	6,657
Fourlis SA	300,000	5,813
		81,841
Hong Kong (1.2%)
^Dah Sing Financial Group	2,000,400	17,495
^ASM Pacific
Technology Ltd.	1,400,000	7,247
Hopewell Holdings Ltd.	2,060,000	6,114
		30,856
India (0.2%)
* [1] Indian Petrochemicals
Corp. Ltd. Warrants
Exp. 1/20/10	750,000	4,849

Indonesia (1.5%)
PT Bank Central
Asia Tbk	47,924,500	24,401
PT Bank Rakyat
Indonesia Tbk	31,000,000	16,629
		41,030
Ireland (0.8%)
DCC PLC	750,000	20,292

Italy (5.4%)
^ACEA SpA	1,800,000	30,965
^Azimut Holding SpA	2,300,000	26,005
Compagnie Industriali
Riunite SpA	8,000,000	25,142
^Beni Stabili SpA	17,000,000	19,290
Italmobiliare SpA	120,000	11,554
^Mondadori (Arnoldo)
Editore SpA	1,000,000	9,736
Italmobiliare SpA
Non-Convertible Risp.	125,000	9,505
^Ergo Previdenza SpA	1,122,825	7,095
Autostrada
Torino-Milano SpA	200,000	4,248
		143,540
Japan (17.7%)
^Nippon Sanso Corp.	1,800,000	15,769
Obic Co., Ltd.	70,000	14,819
Dowa Mining Co. Ltd.	1,740,000	14,619
^Union Tool Co.	300,000	13,577
^Tokyo Ohka
Kogyo Co., Ltd.	500,000	13,498
^Santen

Pharmaceutical Co. Ltd.	500,000	13,022
Aica Kogyo Co., Ltd.	1,000,000	12,641
^Musashi Seimitsu
Industry Co., Ltd.	480,000	12,110
KOA Corp.	900,000	11,984
Nichicon Corp.	920,000	11,830
^Nipro Corp.	650,000	11,619
Tsubaki
Nakashima Co., Ltd.	767,000	11,442
Tsuruha Holdings, Inc.	287,000	11,301
^Kissei Pharmaceutical Co.	640,000	11,174
^Tokyo Leasing Co., Ltd.	789,600	10,367
^Nissan Chemical
Industries, Ltd.	780,000	9,983
NAFCO Co., Ltd.	350,000	9,686
^Arisawa Mfg. Co., Ltd.	800,000	9,623
^Lintec Corp.	420,000	9,562
^Ushio Inc.	450,000	9,346
^Circle K Sunkus Co., Ltd.	478,000	9,101
^Enplas Corp.	651,000	9,090
^Fullcast Co., Ltd.	2,858	8,407
Right On Co. Ltd.	240,000	8,080
The Tokyo Tomin Bank, Ltd.	191,000	7,751
^OBIC Business
Consultants Co., Ltd.	100,000	7,503
^Paris Miki Inc.	450,000	7,403
Sumida Corp.	360,000	7,342
The Hiroshima Bank, Ltd.	1,200,000	7,150
^TOC Co., Ltd.	1,300,000	7,079
^Net One Systems Co., Ltd.	4,550	6,938
Bank of Okinawa, Ltd.	172,000	6,703
Sumitomo Forestry Co.	595,000	6,522
Sato Corp.	340,000	6,436
Chugoku Marine
Paints, Ltd.	993,000	6,213
^Sumisho Lease Co., Ltd.	103,000	6,116
^Saizeriya Co., Ltd.	450,000	5,883
Exedy Corp.	200,000	5,847
Koito Manufacturing
Co., Ltd.	400,000	5,644
^Daido Steel Co., Ltd.	850,000	5,521
H.I.S Co., Ltd.	230,000	5,494
^Maeda Corp.	1,300,000	5,387
^ARRK Corp.	400,000	5,334
Ryosan Co., Ltd.	208,000	5,296
Inaba Denki
Sangyo Co., Ltd.	160,000	4,926
Furukawa-Sky
Aluminum Corp.	1,041,000	4,907
^Nifco Inc.	230,000	4,709
The Musashino Bank, Ltd.	90,000	4,562
Nissin Healthcare
Food Service Co. Ltd.	350,000	4,407

^Belluna Co., Ltd.	263,615	4,013
^ALPHA Corp.	132,600	3,787
Japan Airport
Terminal Co., Ltd.	314,000	3,699
^H.S. Securities Co., Ltd.	400,000	3,151
Kureha Chemical
Industry Co.	700,000	3,142

		Market
		Value•
	Shares	($000)
^eAccess Ltd.	5,000	2,878
^Plenus Co. Ltd.	115,000	2,874
Nagase & Co., Ltd.	230,000	2,796
NEC Leasing Ltd.	130,000	2,717
Fujikura Kasei
Co., Ltd.	250,000	2,469
^Tamura Taiko Holdings, Inc.	700,000	2,257
AUCNET Inc.	120,000	1,867
The Higashi-Nippon
Bank, Ltd.	450,000	1,851
Nitta Corp.	100,000	1,830
Icom Inc.	59,000	1,687
HARD OFF
CORPORATION Co., Ltd.	200,000	1,534
^The Minato Bank, Ltd.	630,000	1,505
^Thine Electronics Inc.	600	1,194
Chiyoda Co., Ltd.	50,000	1,012
* Dowa Mining Co., Ltd.
Bonus Rights Exp.
1/26/10	2,300,000	965
^Nidec Copal Corp.	56,700	699
Gunze Ltd.	98,000	514
		472,164
Netherlands (2.0%)
^Fugro NV	450,000	19,493
Heijmans NV	350,000	17,926
^Koninklijke Ten Cate NV	400,000	11,344
^Stork NV	46,848	2,318
Arcadis NV	20,000	977
* Funcom NV	193,294	714
		52,772
Singapore (1.7%)
ComfortDelGro Corp. Ltd.	15,318,000	16,047
Singapore Exchange Ltd.	5,000,000	14,420
Sembcorp Industries Ltd.	4,230,000	9,927
SIA Engineering Co. Ltd.	1,865,000	4,486
		44,880

South Korea (4.4%)
Samsung Corp.	726,140	24,202
* Amorepacific Corp.	46,643	24,158
Hite Brewery Co., Ltd.	160,600	19,070
Kumkang Korea
Chemical Co., Ltd.	48,060	14,069
Pusan Bank	1,096,710	14,065
Daegu Bank	807,820	13,347
Yuhan Corp.	55,090	9,253
		118,164
Spain (2.5%)
^Red Electrica de
Espana SA	900,000	34,931
Enagas SA	1,300,000	31,506

		66,437
Sweden (3.4%)
^Transcom WorldWide SA	2,176,015	22,558
Swedish Match AB	1,150,000	18,375
Saab AB	550,000	15,502
D. Carnegie & Co. AB	792,120	15,108
Munters AB	250,000	9,674
Oriflame Cosmetics SA	260,000	9,401
		90,618
Switzerland (8.1%)
Sika Finanz AG (Bearer)	31,510	41,043
Geberit AG	27,000	35,154
^Schindler Holding AG	430,000	24,673
BKW FMB Energie AG	250,000	24,194
Kuoni Reisen
Holding AG (Registered)	36,000	19,659
Helvetia Patria Holding AG	60,000	18,963
Jelmoli Holding AG	9,000	18,481
Publigroupe SA	54,000	17,397
Bank Sarasin & Cie AG	3,000	8,644
Mobilezone Holding AG	1,500,000	8,526
		216,734
Taiwan (0.6%)
* [1] Catcher Technology
Warrants Exp.
11/29/10	1,397,529	12,104
* [1] Basso Industry
Warrants Exp. 5/3/11	2,795,854	3,177
		15,281
Thailand (0.4%)
Bank of Ayudhya
PLC (Foreign)	22,500,000	11,674

United Kingdom (18.9%)
SIG PLC	1,300,000	24,723
Babcock International
Group PLC	3,250,000	23,172
Carillion PLC	2,900,000	21,242
J.D. Wetherspoon PLC	1,900,000	20,270
Inchcape PLC	1,860,000	18,318
Findel PLC	1,600,000	17,712
WS Atkins PLC	950,000	15,814
Bellway PLC	600,000	15,385
Meggitt PLC	2,174,643	13,837
Forth Ports PLC	380,000	13,276
Balfour Beatty PLC	1,700,000	13,104
Quintain Estates &
Development PLC	900,000	12,921
Redrow PLC	1,100,000	12,850
Alfred McAlpine
Group PLC	1,248,635	12,812
Speedy Hire PLC	640,000	12,616
Headlam Group PLC	1,200,000	12,411

* Premier Oil PLC	481,503	11,788
Wilson Bowden PLC	340,000	11,299
Close Brothers Group PLC	600,000	11,082

		Market
		Value•
	Shares	($000)
Whatman PLC	2,001,504	11,059
The Go-Ahead Group PLC	280,000	10,735
Domestic & General
Group PLC	555,000	10,298
Shaftesbury PLC	850,000	10,160
ICAP PLC	1,000,000	9,683
John Laing PLC	1,230,706	9,269
National Express
Group PLC	500,000	9,269
London Merchant
Securities PLC	1,700,000	9,059
Paragon Group Cos. PLC	700,000	8,955
Chrysalis Group PLC	3,460,000	8,930
William Hill PLC	700,000	8,672
First Choice Holidays PLC	1,800,000	7,730
Ultra Electronics
Holdings PLC	350,000	7,448
* CSR PLC	450,000	6,495
* Imperial Energy Corp. PLC	491,848	6,366
* I-Mate PLC	1,900,000	5,921
Nestor Healthcare
Group PLC	2,349,235	5,811
Intermediate Capital
Group PLC	200,000	5,570
BPP Holdings PLC	600,000	5,431
John Wood Group PLC	1,200,000	5,377
Alexon Group PLC	1,900,000	5,356
Stagecoach Group PLC	2,000,000	5,300
Lawrence PLC	900,000	5,087
Goldshield Group PLC	1,025,601	4,849
* AEA Technology PLC	2,559,950	4,724
The Future Network PLC	7,200,000	4,657
Enterprise PLC	525,000	4,616
* Leo Capital PLC	2,649,831	3,765
RM PLC	1,000,000	3,239
Devro PLC	1,400,947	3,221
Liontrust Asset
Management PLC	428,549	2,875
* Pinnacle Staffing Group PLC	1,349,235	253
Grainger Trust PLC	33,000	408
		505,220
Total Common Stocks
(Cost $1,812,227)		2,577,521
Temporary Cash Investments (11.7%)
[2] Vanguard Market
Liquidity Fund, 5.289%	86,274,765	86,275
[2] Vanguard Market
Liquidity Fund,
5.289%—Note G	225,347,550	225,348
Total Temporary Cash Investments
(Cost $311,623)		311,623
Total Investments (108.3%)

(Cost $2,123,850)		2,889,144
Other Assets and Liabilities (–8.3%)
Other Assets—Note C		28,126
Security Lending Collateral
Payable to Brokers—Note G		(225,348)
Other Liabilities		(23,772)
		(220,994)
Net Assets (100%)
Applicable to 124,126,546 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		2,668,150
Net Asset Value Per Share		$21.50

At October 31, 2006, net assets consisted of:[3]
	Amount	Per
	($000)	Share
Paid-in Capital	1,648,756	$13.28
Undistributed Net
Investment Income	49,835.40
Accumulated Net
Realized Gains	204,269	1.65
Unrealized Appreciation
(Depreciation)
Investment Securities	765,294	6.17
Foreign Currencies	(4)	—
Net Assets	2,668,150	$21.50

• See Note A in Notes to Financial Statements.

* Non-income-producing security.

^ Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.

1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, the aggregate value of these securities was $20,130,000, representing 0.8% of net assets.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 See Note E in Notes to Financial Statements for the tax-basis components of net assets.

Statement of Operations

Year Ended
October 31, 2006
($000)
Investment Income
Income
Dividends[1]	69,879
Interest[2]	2,796
Security Lending	2,041
Total Income	74,716
Expenses
Investment Advisory Fees—Note B
Basic Fee	4,899
Performance Adjustment	614
The Vanguard Group—Note C
Management and Administrative	3,909
Marketing and Distribution	476
Custodian Fees	1,030
Auditing Fees	26
Shareholders’ Reports	39
Trustees’ Fees and Expenses	2
Total Expenses	10,995
Expenses Paid Indirectly—Note D	(169)
Net Expenses	10,826
Net Investment Income	63,890
Realized Net Gain (Loss)
Investment Securities Sold	223,022
Foreign Currencies	227
Realized Net Gain (Loss)	223,249
Change in Unrealized Appreciation (Depreciation)
Investment Securities	360,272
Foreign Currencies	92
Change in Unrealized Appreciation (Depreciation)	360,364
Net Increase (Decrease) in Net Assets Resulting from Operations	647,503

1 Dividends are net of foreign withholding taxes of $3,241,000.

2 Interest income from an affiliated company of the fund was $2,796,000.

Statement of Changes in Net Assets

	Year Ended October 31,
	2006	2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	63,890	43,159
Realized Net Gain (Loss)	223,249	167,169
Change in Unrealized Appreciation (Depreciation)	360,364	228,403
Net Increase (Decrease) in Net Assets Resulting from Operations	647,503	438,731
Distributions
Net Investment Income	(46,929)	(26,364)
Realized Capital Gain[1]	(158,384)	(31,856)
Total Distributions	(205,313)	(58,220)
Capital Share Transactions—Note H
Issued	274,427	350,261
Issued in Lieu of Cash Distributions	181,737	51,862
Redeemed[2]	(360,598)	(229,461)
Net Increase (Decrease) from Capital Share Transactions	95,566	172,662
Total Increase (Decrease)	537,756	553,173
Net Assets
Beginning of Period	2,130,394	1,577,221
End of Period[3]	2,668,150	2,130,394

1 Includes fiscal 2006 and 2005 short-term gain distributions totaling $45,755,000 and $20,871,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net of redemption fees of $96,000 and $28,000.

3 Net Assets—End of Period includes undistributed net investment income of $49,835,000 and $35,697,000.

Financial Highlights

	Year Ended October 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002[1]
Net Asset Value, Beginning of Period	$17.99	$14.64	$11.89	$8.11	$9.07
Investment Operations
Net Investment Income	.52	.37	.273[2]	.14[2]	.08
Net Realized and Unrealized Gain
(Loss) on Investments	4.74	3.51	2.544	3.70	(.90)
Total from Investment Operations	5.26	3.88	2.817	3.84	(.82)
Distributions
Dividends from Net Investment Income	(.40)	(.24)	(.067)	(.06)	(.14)
Distributions from Realized Capital Gains	(1.35)	(.29)	—	—	—
Total Distributions	(1.75)	(.53)	(.067)	(.06)	(.14)
Net Asset Value, End of Period	$21.50	$17.99	$14.64	$11.89	$8.11

Total Return[3]	31.31%	27.04%	23.79%	47.70%	–9.24%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,668	$2,130	$1,577	$420	$96
Ratio of Expenses to Average Net Assets[4]	0.44%	0.50%	0.57%	0.73%	1.04%[5]
Ratio of Net Investment Income
to Average Net Assets	2.56%	2.17%	1.96%	1.52%	1.13%
Portfolio Turnover Rate	32%	38%	21%	60%	40%

1 Schroder International Smaller Companies Fund reorganized into Vanguard International Explorer Fund effective June 29, 2002.

2 Calculated based on average shares outstanding.

3 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.

4 Includes performance-based investment advisory fee increases (decreases) of 0.02% for 2006, 0.02% for 2005, 0.00% for 2004, and 0.00% for 2003.

5 The expense ratio before waivers and reimbursements of expenses was 1.55% for 2002.

Notes to Financial Statements

Vanguard International Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Whitehall Funds. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds) between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund’s fair-value procedures, exchange rates may be adjusted if they change significantly before the fund’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m. Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. Schroder Investment Management North America Inc. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years, relative to the S&P/Citigroup Extended Market Europe & Pacific Index. For the year ended October 31, 2006, the investment advisory fee represented an effective annual basic rate of 0.20% of the fund’s average net assets, before an increase of $614,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2006, the fund had contributed capital of $268,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.27% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2006, these arrangements reduced the fund’s expenses by $169,000 (an annual rate of 0.01% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2006, the fund realized net foreign currency gains of $227,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended October 31, 2006, the fund realized gains on sales of “passive foreign investment companies” of $2,430,000, which have been included in current and prior periods’ taxable income; accordingly such gains have been reclassified from accumulated net realized gains to undistributed net investment income. Unrealized appreciation on the fund’s passive foreign investment company holdings at October 31, 2006, was $17,388,000, of which $8,647,000 has been distributed and is reflected in the balance of undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $5,480,000 from undistributed net investment income, and $15,879,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at October 31, 2006, the fund had $72,290,000 of ordinary income and $201,290,000 of long-term capital gains available for distribution.

At October 31, 2006, the cost of investment securities for tax purposes was $2,141,238,000. Net unrealized appreciation of investment securities for tax purposes was $747,906,000, consisting of unrealized gains of $830,305,000 on securities that had risen in value since their purchase and $82,399,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended October 31, 2006, the fund purchased $789,940,000 of investment securities and sold $907,121,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker-dealers at October 31, 2006, was $214,688,000, for which the fund received cash collateral of $225,348,000.

H. Capital shares issued and redeemed were:

	Year Ended October 31,
	2006	2005
	Shares	Shares
	(000)	(000)
Issued	13,898	20,996
Issued in Lieu of Cash Distributions	10,250	3,314
Redeemed	(18,420)	(13,608)
Net Increase (Decrease) in Shares Outstanding	5,728	10,702

I. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning November 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Whitehall Funds and the Shareholders of Vanguard International Explorer Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Explorer Fund (the “Fund”) at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and broker, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Philadelphia, Pennsylvania

December 18, 2006

Special 2006 tax information (unaudited) for Vanguard International Explorer Fund

This information for the fiscal year ended October 31, 2006, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $128,281,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $32,939,000 of qualified dividend income to shareholders during the fiscal year.

The fund will pass through to shareholders foreign source income of $73,120,000 and foreign taxes paid of $3,241,000. The pass-through of foreign taxes paid will affect only shareholders on the dividend record date in December 2006. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2007.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2006. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: International Explorer Fund[1]
Periods Ended October 31, 2006
	One	Five	Since
	Year	Years	Inception[2]
Returns Before Taxes	31.31%	22.59%	14.82%
Returns After Taxes on Distributions	28.85	21.72	12.67
Returns After Taxes on Distributions and Sale of Fund Shares	21.45	19.61	11.80

1 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.

2 November 4, 1996.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended October 31, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Explorer Fund	4/30/2006	10/31/2006	Period[1]
Based on Actual Fund Return	$1,000.00	$1,000.00	$1.92
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.29	1.94

1 These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.38%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only; they do not include your fund’s low-balance fee or the 2% redemption fee that applies to shares held for less than two months. These fees are fully described in the prospectus. If the fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Trustees Approve Advisory Agreement

The board of trustees of Vanguard International Explorer Fund has renewed the fund’s investment advisory agreement with Schroder Investment Management North America Inc. and a sub-advisory agreement with Schroder Investment Management North America Limited. The board determined that the retention of the advisor and the sub-advisor (“Schroder”) was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of Schroder’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both short- and long-term periods and took into account Schroder’s organizational depth and stability. The board noted that Schroder has a long history as a successful investment manager. Schroder’s parent company has existed for more than 200 years and has investment-management experience dating back to 1926. The fund is managed by an experienced five-member team—the Schroder International Smallcap Investment Committee—led, since 2000, by Matthew Dobbs. Mr. Dobbs has been with Schroder since 1981.

The board concluded that Schroder’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory and sub-advisory agreements.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that Schroder has carried out the fund’s investment strategy in disciplined fashion. The board noted that the growth-oriented International Explorer Fund has outperformed its more blended benchmark, the S&P/Citigroup EM EPAC Index, over the last one- and three-year periods. Although the fund’s short-term performance has lagged the average return for its international small-cap fund peers (as defined by Lipper), the fund’s longer-term performance has been competitive versus the peer-group average. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board noted that the fund’s advisory fee was well below the peer-group average and that the fund’s expense ratio was below the average expense ratio charged by funds in its peer group. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate. The board did not consider profitability of Schroder in determining whether to approve the advisory fee, because Schroder is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board also approved a change to the process for the quarterly calculation of Schroder’s asset-based advisory fee. The calculation now will be based on the average daily net assets of the fund rather than the average month-end net assets.

The advisory and sub-advisory agreements will continue for one year and are renewable by the fund’s board for successive one-year periods.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group.
Chief Executive Officer
144 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
144 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 2001[2]	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
144 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005;
Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
144 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the
University Center for Human Values (1990–2004), Princeton University; Director of Carnegie
Corporation of New York since 2005 and of Schuylkill River Development Corporation and
Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer since 2006, Vice President and Chief Information Officer
144 Vanguard Funds Overseen	(1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean, Director of Faculty
144 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment Committee of
HighVista Strategies LLC (private investment firm) since 2005; Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates
(1985–2004), Genbel Securities Limited (South African financial services firm)
(1999–2003), Gensec Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
144 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines),
144 Vanguard Funds Overseen	MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director since 2006,
Secretary since July 2005	General Counsel since 2005, and Secretary of The Vanguard Group, Inc., and of each
144 Vanguard Funds Overseen	of the investment companies served by The Vanguard Group since 2005; Principal of
The Vanguard Group (1997–2006).

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
144 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Explorer, Connect with Vanguard, and the ship
logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone > 800-952-3335

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.
All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by calling
Vanguard at 800-662-2739. They are also available from
the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1260 122006

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2006: $71,000
Fiscal Year Ended October 31, 2005: $55,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group

Fiscal Year Ended October 31, 2006: $2,347,620
Fiscal Year Ended October 31, 2005: $2,152,740

(b)     Audit-Related Fees.

Fiscal Year Ended October 31, 2006: $530,000
Fiscal Year Ended October 31, 2005: $382,200

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)     Tax Fees.

Fiscal Year Ended October 31, 2006: $101,300
Fiscal Year Ended October 31, 2005: $98,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)     All Other Fees.

Fiscal Year Ended October 31, 2006: $0
Fiscal Year Ended October 31, 2005: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

        In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

        The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

    (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2006: $101,300
Fiscal Year Ended October 31, 2005: $98,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable

Item 11: Controls and Procedures.

    (a)    Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

    (b)    Internal Control Over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WHITEHALL FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	December 15, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WHITEHALL FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	December 15, 2006

VANGUARD WHITEHALL FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	December 15, 2006

* By Power of Attorney. See File Number 002-65955-99, filed on July 27, 2006. Incorporated by Reference.